                                 EXHIBIT 10.8e

                       Amendments P00138 through P00147,
                  inclusive, to Contract No. N00024-90-C-5208

NESECVJO 4270/7 (5/84)
- ------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                          U                  1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REQ. NO.   5. PROJECT NO.
   P00138                            SEE BLK 16C.         N00024-96-FR-54515                 6-03KF-54525
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BYCODE               CODE  N00024            7. ADMINISTERED BY (If other than Item 6)            CODE  S3305A

NAVAL SEA SYSTEMS COMMAND                                 DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                              1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                   111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D                  BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106, EXT. 517
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   |---------------------------------------
CEC NO: 789995610                                                           |   |9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   |---------------------------------------
2732 TRANSIT ROAD                                                           |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |     N00024-90-C-5208
                                                                            |   |---------------------------------------
TIN NO: 16-1411419                                                          |   |10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |      30 MARCH 1990
CODE                             |                                          |   |
OTTJ6                            |             FACILITY CODE                |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[   ] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers
____is extended, ____is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or Letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (if required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S).
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |    CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |    ADMINISTRATIVE CHANGES (such as changes in paying | office,
         |    appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |    AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x       |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE THE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |           LINDA MCCARTHY
                                                     |           CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR  | 15C.  DATE SIGNED    |                                        |        16C.  DATE SIGNED
                          |                      |         By /s/LINDA MCCARTHY           |
- ------------------------------------------------------------------------------------------|
Signature of person authorized to sign)                (Signature of Contracting officer) |             26 JAN 96
- -------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE                       30-105                 STANDARD FORM 30    (REV. 10-83)
                                                                       Prescribed by GSA
                                                                       FAR (48 CFR) 53.243

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 2 of 7

A. The purpose of this modification is to (a) make administrative change to P00137 and (b) provide additional funds under CLIN 0029 in the amount of $150,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. Under P00137 page 3 of 7 paragraph 5, $34,466,591 should read $35,466,591.

2. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $150,000.00 apportioned as follows:

                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0029AA         140,097       90        9,813          150,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $150,000.00 from $35,466,591.00 to a new total of $35,616,591 apportioned as follows:

               EST
 ITEM          COST       COM   FIXED FEE    TOTAL     CATEGORY
 ----          ----       ---   ---------    -----     --------
0001AA      1,284,239     763    89,898    1,374,900   RDT&E,N
0001AB         84,066      50     5,884       90,000   FMS
0001AC        611,810     365    42,825      655,000   O&MN
0001AD        672,523     401    47,076      720,000   OPN
0001AE        186,812     111    13,077      200,000   SCN
0001AH        233,514     141    16,345      250,000   OTHER AGENCY
0004AC         46,703      28     3,269       50,000   SCN
0005AA         46,703      28     3,269       50,000   RDT&E
0005AB        802,358     477    56,165      859,000   SCN
0005AD        513,733     306    35,961      550,000   OTHER AGENCY
0007AA        842,803     500    58,997      902,300   RDT&E
0007AB        119,558      73     8,369      128,000   FMS
0007AC        520,272     309    36,419      557,000   O&MN
0007AD        817,303     486    57,211      875,000   OPN
0007AE        910,710     540    63,750      975,000   SCN
0007AF        382,965     228    26,807      410,000   DBOF
0007AG         56,044      33     3,923       60,000   NAVAIR RDT&E
0007AH        289,559     172    20,269      310,000   SPAWAR OPN
0007AJ         46,703      28     3,269       50,000   NAVAIR NG
0007AK        373,624     222    26,154      400,000   NAVAIR FMS
THRU
0007AS
0011AB        168,131     100    11,769      180,000   SCN
0011AD        177,472     105    12,423      190,000   SPAWAR RDT&E
0011AE        158,790      94    11,116      170,000   SCN
              -------   -----   -------   ----------
SUB TOTAL   9,346,395   5,560   654,245   10,006,200
TO DATE


                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 4 of 7

 ITEM        ESTIMATED    COM   FIXED FEE    AMOUNT   CATEGORY
SUB-TOTAL    9,346,395   5,560   654,245   10,006,200

0012AA         760,704     462    53,234      814,400   O&MN
0012AB       1,358,597     817    95,086    1,454,500   RDT&E
0012AC          94,531      57     6,616      101,204   FMS
0012AD       1,516,903     907   106,190    1,624,000   OPN
0012AF          14,945       9     1,046       16,000   FMS
0012AG          35,303      21     2,472       37,796   FMS
0012AH          18,681      11     1,308       20,000   FMS
0012AJ          18,681      11     1,308       20,000   FMS
0012AK          23,351      14     1,635       25,000   FMS
0012AL          84,064      50     5,886       90,000   FMS
0012AM          42,032      25     2,943       45,000   FMS
0012AN          42,032      25     2,943       45,000   FMS
0012AP          82,196      49     5,755       88,000   SPAWAR/OPN
0012AQ         240,053     144    16,803      257,000   DBOF
0012AR           4,670       3       327        5,000   OTHER
0012AS         102,695      67     7,188      109,950   OTHER/DBOF
               -------   -----   -------    ---------
SUB-TOTAL    4,439,438   2,672   310,740    4,752,850

SUB-TOTAL
TO DATE     13,785,833   8,232   964,985   14,759,050

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 5 of 7


ITEM         ESTIMATED     COM     FIXED FEE    AMOUNT    CATEGORY
SUB
TOTAL       13,785,833    8,232     964,985   14,759,050

0012AT         112,087       67       7,846      120,000   FMS
0012AU         112,087       67       7,846      120,000   FMS
0012AV          51,373       31       3,596       55,000   FMS
0012AW          18,681       11       1,308       20,000   FMS
0012AX          46,703       28       3,269       50,000   FMS
0012AY          46,703       28       3,269       50,000   FMS
0012AZ          18,681       11       1,308       20,000   FMS
0012BA           4,670        3         327        5,000   FMS
0012BB         168,130      101      11,769      180,000   FMS
0013AA         233,520      145      16,335      250,000   OPN
             ---------    -----     -------    ---------
TOTAL          812,635      492      56,873      870,000

0017AA       1,071,486      693      75,046    1,147,225   RDT&E
0017AC         369,859      241      25,900      396,000   O&MN
0017AD       1,499,061      962     104,977    1,605,000   OPN
0017AE       1,821,483    1,171     127,546    1,950,200   SCN
0017AF          46,700       31       3,269       50,000   OTHER
0017AG         405,517      260      28,403      434,180   DBOF
0017AH          36,613       23       2,564       39,200   FMS
0017AJ         152,241      100      10,659      163,000   WPN
0017AK          56,039       36       3,925       60,000   APN
0017AL          70,050       47       4,903       75,000   O&MN
             ---------    -----     -------    ---------
TOTAL        5,529,049    3,564     387,192    5,919,805

0022AA         819,101      524      57,375      877,000   RDT&E
0022AB               0        0           0            0   FMS
0022AC         348,375      223      24,402      373,000   O&MN
0022AD         962,000      616      67,384    1,030,000   OPN
0022AE          93,398       60       6,542      100,000   SCN
0022AF               0        0           0            0   DBOF
0022AG          34,557       22       2,421       37,000   WPN
0022AH               0        0           0            0   APN
             ---------    -----     -------    ---------
TOTAL        2,257,431    1,445     158,124    2,417,000

SUB-TOTAL
TO DATE     22,384,948   13,733   1,567,174   23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 6 of 7


 ITEM           ESTIMATED     COM     FIXED FEE     AMOUNT   CATEGORY
SUB
TOTAL          22,384,948    13,733   1,567,174   23,965,855

0023AA            513,221       330      35,949      549,500   RDT&E
0023AB            322,224       206      22,570      345,000   O&MN
                ---------   -------     -------    ---------
SUB TOTAL         835,445       536      58,519      894,500

0024AA                  0         0           0            0   RDT&E
0024AB             37,359        24       2,617       40,000   O&MN
0024AC            803,225       514      56,261      860,000   SCN
0024AD             46,699        30       3,271       50,000   FMS
                ---------   -------     -------    ---------
SUB TOTAL         887,283       568      62,149      950,000

0025AA            205,476       132      14,392      220,000   RDT&E
0025AB                  0         0           0            0   O&MN
                ---------   -------     -------    ---------
SUB TOTAL         205,476       132      14,392      220,000

0026AA            216,682       139      15,179      232,000   RDT&E
0026AB            359,527       285      25,188      385,000   SCN
0026AC             91,997        59       6,444       98,500   OPN
0026AD            800,423       512      56,065      857,000   O&MN
0026AE             18,680        12       1,308       20,000   FMS
0026AF             18,680        12       1,308       20,000   OTHER
0026AG             58,374        37       4,089       62,500   DBOF
0026AH              9,340         6         654       10,000   DOD-R&D
                ---------   -------     -------    ---------
SUB TOTAL       1,573,703     1,062     110,235    1,685,000

0027              555,272     4,395      38,869      598,536
                ---------   -------     -------    ---------
SUB TOTAL         555,272     4,395      38,869      598,536

0028AA          1,008,699       646      70,655    1,080,000   O&MN
0028AB          1,418,716       909      99,375    1,519,000   RDT&E,N
0028AC            798,552       513      55,935      855,000   SCN
0028AD          1,428,991       916     100,093    1,530,000   OPN
0028AE                  0         0           0            0   WPN
0028AF                  0         0           0            0   APN
0028AG                  0         0           0            0   FMS
0028AH                  0         0           0            0   DBOF
0028AJ                  0         0           0            0   OTHER
                ---------   -------     -------    ---------
SUB TOTAL       4,654,958     2,984     326,058    4,984,000

SUB TOTAL TO   31,097,085    23,410   2,177,396   33,297,891
DATE


                                                             N00024-90-C-5208
                                                             N00024-96-FR-54525
                                                             Modification P00138
                                                             Page 7 of 7


  ITEM      ESTIMATED     COM     FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL       31,097,085   23,410   2,177,396   33,297,891

0029AA         433,086      278      30,336      463,700   O&MN
0029AB         630,435      405      44,160      675,000   RDT&E,N
0029AC         999,360      641      69,999    1,070,000   SCN
0029AD          65,379       42       4,579       70,000   OPN
0029AE               0        0           0            0   WPN
0029AF               0        0           0            0   APN
0029AG               0        0           0            0   FMS
0029AH               0        0           0            0   DBOF
0029AJ               0        0           0            0   OTHER
0029AK          37,359       24       2,617       40,000   DOD (R&D)
TOTAL        2,165,619    1,390     151,691    2,318,700

0030AA               0        0           0            0   O&MN
0030AB               0        0           0            0   RDT&E,N
0030AC               0        0           0            0   SCN
0030AD               0        0           0            0   OPN
0030AE               0        0           0            0   WPN
0030AF               0        0           0            0   APN
0030AG               0        0           0            0   FMS
0030AH               0        0           0            0   DBOF
0030AJ               0        0           0            0   OTHER
                     -        -           -            -
TOTAL                0        0           0            0

SUB-TOTAL
TO DATE     33,262,704   24,800   2,329,087   35,616,591



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                                                                                Page: 1 of 1
- ------------------------------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIN)       |  2. SUPPL PIN    |  3. DATE EFFECTIVE         |
                               |                  |      YR.    MO.    DA.     |
    N0002490C5208              |  P00138          |      95     10     27      |
                               |                  |                            |
- ------------------------------------------------------------------------------------------------
                               |                  |                            |
 4. PROCUREMENT REQUEST NO.    |   5. PAYING OFC  |      6. TYPE OF MOD.       |    7. TAC
          TI-95-X50            |                  |                            |
     N0002496FR54525           |                  |                            |
- ------------------------------------------------------------------------------------------------
8.   |   9.                    | 10. |  11.   |  12.   |   13.   |   14.
     |                         |     |        |        |         |
     |     REFERENCE           |     |        |        |         |
A    |     DOCUMENT            | REF |  CLIN  |  SLIN  |   QTY   |   UNIT
C    |     NUMBER              | ACRN|        |        |         |
T    |                         |     |        |        |         |
- ---------------------------------------------------------------------------
A     |   N0002495PD92337      |     |  0029  |    AC   |        |
      |     CVN-76             |     |        |         |        |
- ---------------------------------------------------------------------------






                 FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ---------------------------------------------------------------------------------------------------------------------------
15.                                      ACCOUNTING DATA                                                    16.
- ---------------------------------------------------------------------------------------------------------------------------
A.  | B.           |  C.      |     D. OBJ  | E.        BCN | F. |  G.  | H.|  I.   |  J.     COST CODE      |
    |              |          |     CLASS   |---------------|    |      |   |       |------------------------| AMOUNT
ACRN| APPROPRIATION|  SUBHEAD |             | PARM |   RM   | SA | AAA  | TT|  PAA  | PROJ. UNIT  MCC  PDLI&S|
- ----|--------------|----------|--------------------------------------------------------------------------------------------
    |              |          |    K.                      OTHER THAN NAVY ACCOUNTING DATA                   |
    |              |          |--------------------------------------------------------------------------------------------
MS  |  1751711     |   8210   |    000      |  3P  |   WGL |  0 | 068342| 2D| 000000|     22178|   4TS  |001S |$150,000.00
    |              |          |             |      |       |    |       |   |       |          |        |     |
    |              |          |             |      |       |    |       |   |       |          |        |     |
    |              |          |             |      |       |    |       |   |       |          |        |     |
    |              |          |             |      |  ***CVN 76 OWLD 1/04***|       |          |        |     |
    |              |          |             |      |                        |       |          |        |     |
- ---------------------------------------------------------------------------------------------------------------------------
    |              |          |             |      |                        |       TOTAL                     | 150,000.00
- ----|--------------|----------|-------------|------|------------------------|-------|----------|--------|------------------
                                                   |
17. FINANCIAL MANAGER                              |18. COMPTROLLER CLEARANCE
- ----------------------------------------------------------------------------------------------------------------------------
SIGNATURE                     |  DATE       |   OBLIGATION OF FUNDS IS AUTHORIZED   |     SIGNATURE                |  DATE
                              | 10/30/95    |   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE |                              | 1/17/96
/S/ Linda Grantham            |             |                                       |                              |
   L. GRANTHAM, PEO TAD-D12   |             |                                       |    /S/ J.L. GARRIS           |
                              |             |                                       | BY DIRECTION OF              |
                              |             |                                       | CAPT.  M.C. FOOTE            |
                              |             |                                       | DEPUTY COMMANDER/COMPTROLLER |
- ------------------------------|----------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- ------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                          U                   1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO.
     P00139                           SEE BLK 16C.         N00024-96-FR-54526                6-03KF-54526
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                  CODE    N00024           7. ADMINISTERED BY (If other than Item 6)            CODE  S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D                       BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code) |(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   |---------------------------------------
CEC NO: 789995610                                                           |   |9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   |---------------------------------------
2732 TRANSIT ROAD                                                           |   |10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |
                                                                            | X |    N00024-90-C-5208
- ----------------------------------------------------------------------------|   | --------------------------------------
TIN NO: 16-1411419                                                          |   |  10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |        30 MARCH 1990
CODE  OTTJ6                           |             FACILITY CODE           |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[   ] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of
Offers _______ is extended, ______ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (if required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |    CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in
         |     paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |     AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 X       |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   LINDA MCCARTHY
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |                                        |        16C.  DATE SIGNED
                                                 |         By /s/LINDA MCCARTHY           |
- ------------------------------------------------------------------------------------------|
Signature of person authorized to sign)                (Signature of Contracting officer) |             01 FEB 96
- -------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48 CFR) 53.243

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0029 in the amount of $90,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $90,000.00 apportioned as follows:


                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---      --------        -----
       0029AA         84,058        54        5,888          90,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $90,000.00 from $35,616,591.00 to a new total of $35,706,591 apportioned as follows:

               EST
ITEM           COST       COM  FIXED FEE     TOTAL     CATEGORY
- ----           ----       ---  ---------     -----     --------
0001AA      1,284,239     763    89,898    1,374,900   RDT&E,N
0001AB         84,066      50     5,884       90,000   FMS
0001AC        611,810     365    42,825      655,000   O&MN
0001AD        672,523     401    47,076      720,000   OPN
0001AE        186,812     111    13,077      200,000   SCN
0001AH        233,514     141    16,345      250,000   OTHER AGENCY
0004AC         46,703      28     3,269       50,000   SCN
0005AA         46,703      28     3,269       50,000   RDT&E
0005AB        802,358     477    56,165      859,000   SCN
0005AD        513,733     306    35,961      550,000   OTHER AGENCY
0007AA        842,803     500    58,997      902,300   RDT&E
0007AB        119,558      73     8,369      128,000   FMS
0007AC        520,272     309    36,419      557,000   O&MN
0007AD        817,303     486    57,211      875,000   OPN
0007AE        910,710     540    63,750      975,000   SCN
0007AF        382,965     228    26,807      410,000   DBOF
0007AG         56,044      33     3,923       60,000   NAVAIR RDT&E
0007AH        289,559     172    20,269      310,000   SPAWAR OPN
0007AJ         46,703      28     3,269       50,000   NAVAIR NG
0007AK        373,624     222    26,154      400,000   NAVAIR FMS
THRU
0007AS
0011AB        168,131     100    11,769      180,000   SCN
0011AD        177,472     105    12,423      190,000   SPAWAR RDT&E
0011AE        158,790      94    11,116      170,000   SCN
              --------  -----   -------   ----------
SUB TOTAL   9,346,395   5,560   654,245   10,006,200
TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 4 of 7

  ITEM       ESTIMATED   COM   FIXED FEE      AMOUNT  CATEGORY
SUB-TOTAL    9,346,395   5,560   654,245   10,006,200

0012AA         760,704     462    53,234      814,400   O&MN
0012AB       1,358,597     817    95,086    1,454,500   RDT&E
0012AC          94,531      57     6,616      101,204   FMS
0012AD       1,516,903     907   106,190    1,624,000   OPN
0012AF          14,945       9     1,046       16,000   FMS
0012AG          35,303      21     2,472       37,796   FMS
0012AH          18,681      11     1,308       20,000   FMS
0012AJ          18,681      11     1,308       20,000   FMS
0012AK          23,351      14     1,635       25,000   FMS
0012AL          84,064      50     5,886       90,000   FMS
0012AM          42,032      25     2,943       45,000   FMS
0012AN          42,032      25     2,943       45,000   FMS
0012AP          82,196      49     5,755       88,000   SPAWAR/OPN
0012AQ         240,053     144    16,803      257,000   DBOF
0012AR           4,670       3       327        5,000   OTHER
0012AS         102,695      67     7,188      109,950   OTHER/DBOF
             ---------   -----   -------    ---------
SUB-TOTAL    4,439,438   2,672   310,740    4,752,850

SUB-TOTAL   13,785,833   8,232   964,985   14,759,050
TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 5 of 7


 ITEM        ESTIMATED     COM    FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL       13,785,833    8,232     964,985   14,759,050

0012AT         112,087       67       7,846      120,000   FMS
0012AU         112,087       67       7,846      120,000   FMS
0012AV          51,373       31       3,596       55,000   FMS
0012AW          18,681       11       1,308       20,000   FMS
0012AX          46,703       28       3,269       50,000   FMS
0012AY          46,703       28       3,269       50,000   FMS
0012AZ          18,681       11       1,308       20,000   FMS
0012BA           4,670        3         327        5,000   FMS
0012BB         168,130      101      11,769      180,000   FMS
0013AA         233,520      145      16,335      250,000   OPN
            ----------   ------   ---------   ----------
TOTAL          812,635      492      56,873      870,000

0017AA       1,071,486      693      75,046    1,147,225   RDT&E
0017AC         369,859      241      25,900      396,000   O&MN
0017AD       1,499,061      962     104,977    1,605,000   OPN
0017AE       1,821,483    1,171     127,546    1,950,200   SCN
0017AF          46,700       31       3,269       50,000   OTHER
0017AG         405,517      260      28,403      434,180   DBOF
0017AH          36,613       23       2,564       39,200   FMS
0017AJ         152,241      100      10,659      163,000   WPN
0017AK          56,039       36       3,925       60,000   APN
0017AL          70,050       47       4,903       75,000   O&MN
            ----------   ------   ---------   ----------
TOTAL        5,529,049    3,564     387,192    5,919,805

0022AA         819,101      524      57,375      877,000   RDT&E
0022AB               0        0           0            0   FMS
0022AC         348,375      223      24,402      373,000   O&MN
0022AD         962,000      616      67,384    1,030,000   OPN
0022AE          93,398       60       6,542      100,000   SCN
0022AF               0        0           0            0   DBOF
0022AG          34,557       22       2,421       37,000   WPN
0022AH               0        0           0            0   APN
            ----------   ------   ---------   ----------
TOTAL        2,257,431    1,445     158,124    2,417,000

SUB-TOTAL
TO DATE     22,384,948   13,733   1,567,174   23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 6 of 7


 ITEM          ESTIMATED      COM    FIXED FEE     AMOUNT    CATEGORY
SUB
TOTAL          22,384,948    13,733   1,567,174   23,965,855

0023AA            513,221       330      35,949      549,500   RDT&E
0023AB            322,224       206      22,570      345,000   O&MN
               ----------   -------   ---------   ----------
SUB               835,445       536      58,519      894,500
TOTAL

0024AA                  0         0           0            0   RDT&E
0024AB             37,359        24       2,617       40,000   O&MN
0024AC            803,225       514      56,261      860,000   SCN
0024AD             46,699        30       3,271       50,000   FMS
               ----------   -------   ---------   ----------
SUB               887,283       568      62,149      950,000
TOTAL

0025AA            205,476       132      14,392      220,000   RDT&E
0025AB                  0         0           0            0   O&MN
               ----------   -------   ---------   ----------
SUB               205,476       132      14,392      220,000
TOTAL

0026AA            216,682       139      15,179      232,000   RDT&E
0026AB            359,527       285      25,188      385,000   SCN
0026AC             91,997        59       6,444       98,500   OPN
0026AD            800,423       512      56,065      857,000   O&MN
0026AE             18,680        12       1,308       20,000   FMS
0026AF             18,680        12       1,308       20,000   OTHER
0026AG             58,374        37       4,089       62,500   DBOF
0026AH              9,340         6         654       10,000   DOD-R&D
               ----------   -------   ---------   ----------
SUB             1,573,703     1,062     110,235    1,685,000
TOTAL
0027              555,272     4,395      38,869      598,536
               ----------   -------   ---------   ----------
SUB               555,272     4,395      38,869      598,536
TOTAL

0028AA          1,008,699       646      70,655    1,080,000   O&MN
0028AB          1,418,716       909      99,375    1,519,000   RDT&E,N
0028AC            798,552       513      55,935      855,000   SCN
0028AD          1,428,991       916     100,093    1,530,000   OPN
0028AE                  0         0           0            0   WPN
0028AF                  0         0           0            0   APN
0028AG                  0         0           0            0   FMS
0028AH                  0         0           0            0   DBOF
0028AJ                  0         0           0            0   OTHER
               ----------   -------   ---------   ----------
SUB             4,654,958     2,984     326,058    4,984,000
TOTAL

SUB TOTAL TO   31,097,085    23,410   2,177,396   33,297,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54526
                                                             Modification P00139
                                                             Page 7 of 7


 ITEM       ESTIMATED     COM     FIXED FEE    AMOUNT   CATEGORY
SUB
TOTAL       31,097,085   23,410   2,177,396   33,297,891

0029AA         517,144      332      36,224      553,700   O&MN
0029AB         630,435      405      44,160      675,000   RDT&E,N
0029AC         999,360      641      69,999    1,070,000   SCN
0029AD          65,379       42       4,579       70,000   OPN
0029AE               0        0           0            0   WPN
0029AF               0        0           0            0   APN
0029AG               0        0           0            0   FMS
0029AH               0        0           0            0   DBOF
0029AJ               0        0           0            0   OTHER
0029AK          37,359       24       2,617       40,000   DOD (R&D)
TOTAL        2,249,677    1,444     157,579    2,408,700

0030AA               0        0           0            0   O&MN
0030AB               0        0           0            0   RDT&E,N
0030AC               0        0           0            0   SCN
0030AD               0        0           0            0   OPN
0030AE               0        0           0            0   WPN
0030AF               0        0           0            0   APN
0030AG               0        0           0            0   FMS
0030AH               0        0           0            0   DBOF
0030AJ               0        0           0            0   OTHER
            ----------   ------   ---------   ----------
TOTAL                0        0           0            0

SUB-TOTAL
TO DATE     33,346,762   24,854   2,334,975   35,706,591



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.


- ---------------------------------------------------------------------------

                                          FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)    2. SUPPL PIIN       3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N0002490C5208            P00139                  96     01     25
- ----------------------------------------------------------------------------
8.       9.                        10.      11.       12.      13.    14.

           REFERENCE
A C        DOCUMENT                REF      CLIN      SLIN     QTY    UNIT
C 0        NUMBER                  ACRN
T D
  E
- -----------------------------------------------------------------------------

A          N0002496RA08U6N               0029      AA

- -----------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF                 7. TAC
           N0002496FR54526
           TI-96-X25
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -----------------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                              CLASS  ------------                           -----------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM    SA   AAA   TT   PAA    PROJ. UNIT MCC  PDLI&S
- ----------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MU   1761804         8U6N     000      SA      91W   0    068342  2D  04B6N0  46N45 000  0000   $90,000.00


- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL       $90,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER              18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  01/19/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          01/25/96

/S/CAPT. H.R. HAUSE, SEA 91WD                                              /S/ S.M. SIMPKINS
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)
                                                                     Page 1 of 1

- ------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                          U                   1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REQ. NO.                   5. PROJECT NO.
    P00140                          SEE BLK 16C.           N00024-96-FR-54530                               6-03KF-54530
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE     N00024           7. ADMINISTERED BY (If other than Item 6)           CODE   S3305A

NAVAL SEA SYSTEMS COMMAND                            DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                         1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                              111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D             BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)|9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9b.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |  N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   | 10B.  DATED (SEE ITEM 13)
- --------------------------------------------------------------------------- |   |        30 MARCH 1990
CODE OTTJ6                            |             FACILITY CODE           |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[   ] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of
 Offers _________ is extended,______ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA  (if required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S).
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |     CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in
         |    paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |    AUTHORITY OF FAR 43,103(b).
         |
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 X       |      UNILATERAL MODIFICATION PURSUANT TO H-12 ALLOTMENT OF FUNDS CLAUSE
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   LINDA MCCARTHY
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |                                        |        16C.  DATE SIGNED
                                                 |         By /s/LINDA MCCARTHY           |
- ------------------------------------------------------------------------------------------|
(Signature of person authorized to sign)               (Signature of Contracting officer) |             01 FEB 96
- -------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GS
                                                                                           FAR (48 CFR) 53.243

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 2 of 7

A. The purpose of this modification is to (a) exercise Option 0030 (b) provide the first increment of funding for Item 0030 in the amount of $300,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with P00108 (page 39 of 41) FAR 52.217.9 OPTIONS EXTEND THE TERM OF THE CONTRACT hereby exercise Option for Item 0030 in the amount of $300,000.00 ($280,194.00 estimated cost, $180.00 com, $19,626.00 fixed fee).

2. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $300,000.00 apportioned as follows:


                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AB         280,194       180       19,626         300,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $300,000.00 from $36,706,591.00 to a new total of $36,006,591 apportioned as follows:

               EST
ITEM           COST       COM   FIXED FEE    TOTAL    CATEGORY
- ----           ----       ---   ---------    -----    --------
0001AA      1,284,239     763    89,898    1,374,900   RDT&E,N
0001AB         84,066      50     5,884       90,000   FMS
0001AC        611,810     365    42,825      655,000   O&MN
0001AD        672,523     401    47,076      720,000   OPN
0001AE        186,812     111    13,077      200,000   SCN
0001AH        233,514     141    16,345      250,000   OTHER AGENCY
0004AC         46,703      28     3,269       50,000   SCN
0005AA         46,703      28     3,269       50,000   RDT&E
0005AB        802,358     477    56,165      859,000   SCN
0005AD        513,733     306    35,961      550,000   OTHER AGENCY
0007AA        842,803     500    58,997      902,300   RDT&E
0007AB        119,558      73     8,369      128,000   FJS
0007AC        520,272     309    36,419      557,000   O&MN
0007AD        817,303     486    57,211      875,000   OPN
0007AE        910,710     540    63,750      975,000   SCN
0007AF        382,965     228    26,807      410,000   DBOF
0007AG         56,044      33     3,923       60,000   NAVAIR RDT&E
0007AH        289,559     172    20,269      310,000   SPAWAR OPN
0007AJ         46,703      28     3,269       50,000   NAVAIR NG
0007AK        373,624     222    26,154      400,000   NAVAIR FMS
THRU
0007AS
0011AB        168,131     100    11,769      180,000   SCN
0011AD        177,472     105    12,423      190,000   SPAWAR RDT&E
0011AE        158,790      94    11,116      170,000   SCN
            ---------   -----   -------   ----------
SUB TOTAL   9,346,395   5,560   654,245   10,006,200
TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 4 of 7

 ITEM        ESTIMATED    COM   FIXED FEE     AMOUNT  CATEGORY
SUB-TOTAL    9,346,395   5,560   654,245   10,006,200

0012AA         760,704     462    53,234      814,400   O&MN
0012AB       1,358,597     817    95,086    1,454,500   RDT&E
0012AC          94,531      57     6,616      101,204   FMS
0012AD       1,516,903     907   106,190    1,624,000   OPN
0012AF          14,945       9     1,046       16,000   FMS
0012AG          35,303      21     2,472       37,796   FMS
0012AH          18,681      11     1,308       20,000   FMS
0012AJ          18,681      11     1,308       20,000   FMS
0012AK          23,351      14     1,635       25,000   FMS
0012AL          84,064      50     5,886       90,000   FMS
0012AM          42,032      25     2,943       45,000   FMS
0012AN          42,032      25     2,943       45,000   FMS
0012AP          82,196      49     5,755       88,000   SPAWAR/OPN
0012AQ         240,053     144    16,803      257,000   DBOF
0012AR           4,670       3       327        5,000   OTHER
0012AS         102,695      67     7,188      109,950   OTHER/DBOF
            ----------   -----   -------   ----------
SUB-TOTAL    4,439,438   2,672   310,740    4,752,850

SUB-TOTAL
TO DATE     13,785,833   8,232   964,985   14,759,050


                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 5 of 7


 ITEM        ESTIMATED     COM    FIXED FEE     AMOUNT   CATEGORY
SUB
TOTAL       13,785,833    8,232     964,985   14,759,050

0012AT         112,087       67       7,846      120,000   FMS
0012AU         112,087       67       7,846      120,000   FMS
0012AV          51,373       31       3,596       55,000   FMS
0012AW          18,681       11       1,308       20,000   FMS
0012AX          46,703       28       3,269       50,000   FMS
0012AY          46,703       28       3,269       50,000   FMS
0012AZ          18,681       11       1,308       20,000   FMS
0012BA           4,670        3         327        5,000   FMS
0012BB         168,130      101      11,769      180,000   FMS
0013AA         233,520      145      16,335      250,000   OPN
            ----------   ------   ---------   ----------
TOTAL          812,635      492      56,873      870,000

0017AA       1,071,486      693      75,046    1,147,225   RDT&E
0017AC         369,859      241      25,900      396,000   O&MN
0017AD       1,499,061      962     104,977    1,605,000   OPN
0017AE       1,821,483    1,171     127,546    1,950,200   SCN
0017AF          46,700       31       3,269       50,000   OTHER
0017AG         405,517      260      28,403      434,180   DBOF
0017AH          36,613       23       2,564       39,200   FMS
0017AJ         152,241      100      10,659      163,000   WPN
0017AK          56,039       36       3,925       60,000   APN
0017AL          70,050       47       4,903       75,000   O&MN
            ----------   ------   ---------   ----------
TOTAL        5,529,049    3,564     387,192    5,919,805

0022AA         819,101      524      57,375      877,000   RDT&E
0022AB               0        0           0            0   FMS
0022AD         348,375      223      24,402      373,000   O&MN
0022AC         962,000      616      67,384    1,030,000   OPN
0022AE          93,398       60       6,542      100,000   SCN
0022AF               0        0           0            0   DBOF
0022AG          34,557       22       2,421       37,000   WPN
0022AH               0        0           0            0   APN
            ----------   ------   ---------   ----------
TOTAL        2,257,431    1,445     158,124    2,417,000

SUB-TOTAL
TO DATE     22,384,948   13,733   1,567,174   23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 6 of 7


 ITEM          ESTIMATED      COM     FIXED FEE     AMOUNT   CATEGORY
SUB
TOTAL          22,384,948    13,733   1,567,174   23,965,855

0023AA            513,221       330      35,949      549,500   RDT&E
0023AB            322,224       206      22,570      345,000   O&MN
               ----------   -------   ---------   ----------
SUB               835,445       536      58,519      894,500
TOTAL

0024AA                  0         0           0            0   RDT&E
0024AB             37,359        24       2,617       40,000   O&MN
0024AC            803,225       514      56,261      860,000   SCN
0024AD             46,699        30       3,271       50,000   FMS
               ----------   -------   ---------   ----------
SUB               887,283       568      62,149      950,000
TOTAL

0025AA            205,476       132      14,392      220,000   RDT&E
0025AB                  0         0           0            0   O&MN
               ----------   -------   ---------   ----------
SUB               205,476       132      14,392      220,000
TOTAL

0026AA            216,682       139      15,179      232,000   RDT&E
0026AB            359,527       285      25,188      385,000   SCN
0026AC             91,997        59       6,444       98,500   OPN
0026AD            800,423       512      56,065      857,000   O&MN
0026AE             18,680        12       1,308       20,000   FMS
0026AF             18,680        12       1,308       20,000   OTHER
0026AG             58,374        37       4,089       62,500   DBOF
0026AH              9,340         6         654       10,000   DOD-R&D
               ----------   -------   ---------   ----------
SUB             1,573,703     1,062     110,235    1,685,000
TOTAL

0027              555,272     4,395      38,869      598,536
               ----------   -------   ---------   ----------
SUB               555,272     4,395      38,869      598,536
TOTAL

0028AA          1,008,699       646      70,655    1,080,000   O&MN
0028AB          1,418,716       909      99,375    1,519,000   RDT&E,N
0028AC            798,552       513      55,935      855,000   SCN
0028AD          1,428,991       916     100,093    1,530,000   OPN
0028AE                  0         0           0            0   WPN
0028AF                  0         0           0            0   APN
0028AG                  0         0           0            0   FMS
0028AH                  0         0           0            0   DBOF
0028AJ                  0         0           0            0   OTHER
                            -------   ---------   ----------
SUB             4,654,958     2,984     326,058    4,984,000
TOTAL

SUB TOTAL TO   31,097,085    23,410   2,177,396   33,297,891
DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54530
                                                             Modification P00140
                                                             Page 7 of 7


 ITEM       ESTIMATED     COM    FIXED FEE      AMOUNT   CATEGORY
SUB
TOTAL       31,097,085   23,410   2,177,396   33,297,891

0029AA         517,144      332      36,224      553,700   O&MN
0029AB         630,435      405      44,160      675,000   RDT&E,N
0029AC         999,360      641      69,999    1,070,000   SCN
0029AD          65,379       42       4,579       70,000   OPN
0029AE               0        0           0            0   WPN
0029AF               0        0           0            0   APN
0029AG               0        0           0            0   FMS
0029AH               0        0           0            0   DBOF
0029AJ               0        0           0            0   OTHER
0029AK          37,359       24       2,617       40,000   DOD (R&D)
TOTAL        2,249,677    1,444     157,579    2,408,700

0030AA               0        0           0            0   O&MN
0030AB         280,194      180      19,626      300,000   RDT&E,N
0030AC               0        0           0            0   SCN
0030AD               0        0           0            0   OPN
0030AE               0        0           0            0   WPN
0030AF               0        0           0            0   APN
0030AG               0        0           0            0   FMS
0030AH               0        0           0            0   DBOF
0030AJ               0        0           0            0   OTHER
            ----------   ------   ---------   ----------
TOTAL          280,194      180      19,626      300,000

SUB-TOTAL
TO DATE     33,626,956   25,034   2,354,601   36,006,591



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.




- ---------------------------------------------------------------------------

                                          FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)    2. SUPPL PIIN       3. DATE EFFECTIVE
                                                    YR.    MO.    DA.

    N00024-90-C-5208              P00140            95     11     06
- ----------------------------------------------------------------------------
8.       9.                       10.      11.      12.    13.    14.

          REFERENCE
A C       DOCUMENT               REF      CLIN      SLIN   QTY    UNIT
C 0       NUMBER                 ACRN
T D
  E
- -----------------------------------------------------------------------------

A          N0002496AF115YK                0030       AB

- -----------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- --------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54530
           N0002496FR
- --------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -------------------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                              CLASS  ------------                           -----------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA    PROJ. UNIT MCC  PDLI&S
- ----------------------------------------------------------------------------------------------------
                               K.                     OTHER THAN NAVY ACCOUNTING DATA
- --------------------------------------------------------------------------------------------------------------
MT   1761319         15YK     000      SA      SDF   0    068342  2D  980510  U1604     ETS   ETS0  100,000.00

PROGRAM ELEMENT 0604518N
- --------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL           100,000.00
- --------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------

SIGNATURE           DATE                               OBLIGATION OF FUNDS IS AUTHORIZED           DATE
                  01/02/96                             IN AMOUNTS SHOWN IN COLUMN 16 ABOVE       01/17/96

/S/LINDA GRANTHAM                                                         /S/ J.L. GARRIS
LINDA GRANTHAM                                                             BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- ---------------------------------------------------------------------------
                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)      2. SUPPL PIIN       3. DATE EFFECTIVE
                                                      YR.    MO.    DA.
    N0002490C5208              P00140                 95     11     09
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

A         REFERENCE
C         DOCUMENT               REF      CLIN      SLIN      QTY    UNIT
T         NUMBER                 ACRN


- -----------------------------------------------------------------------------

          N0002496AF115XZ                  0030      AB

- -----------------------------------------------------------------------------
                         FINANCIAL ACCOUNTING DATA SHEET -- Continued
- --------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
              96-x08
            N0002496FR54530

- --------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -------------------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                               CLASS   ------------                        -----------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA    PROJ. UNIT MCC  PDLI&S
- ----------------------------------------------------------------------------------------------------
                              K.                     OTHER THAN NAVY ACCOUNTING DATA
- --------------------------------------------------------------------------------------------------------------
MQ   1761319         15XZ     000      SA      SDF   0    068342  2D  980360  U2178     ETS  ETS0   200,000.00

***PROGRAM ELEMENT 0604755N IS APPLICALBE***
- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL           200,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER             18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  11/17/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          01/17/96

/S/LINDA GRANTHAM,                                                         /S/ J.L. GARRIS
L. GRANTHAM, PEO TAD-D12                                                   BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- -----------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE       PAGE    OF    PAGES
                                                                                          U                1              7
- -----------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.          3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.               5. PROJECT NO.
   P00141                                 SEE BLK 16C.            N00024-96-FR-54531                          6-03KF-54531
- -----------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE     N00024           7. ADMINISTERED BY (If other than Item 6)         CODE   S3305A

NAVAL SEA SYSTEMS COMMAND                                     DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                  1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                       111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D                      BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- -----------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | --------------------------------------------
CEC NO: 789995610                                                           |   | 9b.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | --------------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |   NOOO24-90-C-5208
                                                                            |   | --------------------------------------------
TIN NO: 16-1411419                                                          |   |  10B.  DATED (SEE ITEM 13)
- --------------------------------------------------------------------------- |   |        30 MARCH 1990
CODE OTTJ6                            |             FACILITY CODE           |   |
- -----------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- -----------------------------------------------------------------------------------------------------------------------------
[   ] The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of
Offers _________ is extended, ________ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ___ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- -----------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (if required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- -----------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- -----------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO. IN ITEM 10A.
- -----------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in
         |     paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103(b).
- -----------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- -----------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 X       |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
- -----------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- -----------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
- -----------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   LINDA MCCARTHY
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- -------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |                                        |        16C.  DATE SIGNED
                                                 |         By /s/LINDA MCCARTHY           |
- ------------------------------------------------------------------------------------------|
Signature of person authorized to sign)                (Signature of Contracting officer) |             01 FEB 96
- ------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48 CFR) 53.243


                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $200,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $200,000.00 apportioned as follows:


                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AB         186,796       120       13,084         200,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $200,000.00 from $36,006,591.00 to a new total of $36,206,591 apportioned as follows:

              EST
ITEM          COST        COM   FIXED FEE    TOTAL    CATEGORY
- ----          ----        ---   ---------    -----    --------
0001AA      1,284,239     763    89,898    1,374,900   RDT&E,N
0001AB         84,066      50     5,884       90,000   FMS
0001AC        611,810     365    42,825      655,000   O&MN
0001AD        672,523     401    47,076      720,000   OPN
0001AE        186,812     111    13,077      200,000   SCN
0001AH        233,514     141    16,345      250,000   OTHER AGENCY
0004AC         46,703      28     3,269       50,000   SCN
0005AA         46,703      28     3,269       50,000   RDT&E
0005AB        802,358     477    56,165      859,000   SCN
0005AD        513,733     306    35,961      550,000   OTHER AGENCY
0007AA        842,803     500    58,997      902,300   RDT&E
0007AB        119,558      73     8,369      128,000   FJS
0007AC        520,272     309    36,419      557,000   O&MN
0007AD        817,303     486    57,211      875,000   OPN
0007AE        910,710     540    63,750      975,000   SCN
0007AF        382,965     228    26,807      410,000   DBOF
0007AG         56,044      33     3,923       60,000   NAVAIR RDT&E
0007AH        289,559     172    20,269      310,000   SPAWAR OPN
0007AJ         46,703      28     3,269       50,000   NAVAIR NG
0007AK        373,624     222    26,154      400,000   NAVAIR FMS
THRU
0007AS
0011AB        168,131     100    11,769      180,000   SCN
0011AD        177,472     105    12,423      190,000   SPAWAR RDT&E
0011AE        158,790      94    11,116      170,000   SCN
            ---------   -----   -------   ----------
SUB TOTAL   9,346,395   5,560   654,245   10,006,200
TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 4 of 7

               EST
ITEM           COST       COM   FIXED FEE    AMOUNT    CATEGORY
- ----          ------      ---   ---------    ------    --------

SUB-TOTAL    9,346,395   5,560   654,245   10,006,200

0012AA         760,704     462    53,234      814,400   O&MN
0012AB       1,358,597     817    95,086    1,454,500   RDT&E
0012AC          94,531      57     6,616      101,204   FMS
0012AD       1,516,903     907   106,190    1,624,000   OPN
0012AF          14,945       9     1,046       16,000   FMS
0012AG          35,303      21     2,472       37,796   FMS
0012AH          18,681      11     1,308       20,000   FMS
0012AJ          18,681      11     1,308       20,000   FMS
0012AK          23,351      14     1,635       25,000   FMS
0012AL          84,064      50     5,886       90,000   FMS
0012AM          42,032      25     2,943       45,000   FMS
0012AN          42,032      25     2,943       45,000   FMS
0012AP          82,196      49     5,755       88,000   SPAWAR/OPN
0012AQ         240,053     144    16,803      257,000   DBOF
0012AR           4,670       3       327        5,000   OTHER
0012AS         102,695      67     7,188      109,950   OTHER/DBOF
            ----------   -----   -------   ----------
SUB-TOTAL    4,439,438   2,672   310,740    4,752,850

SUB-TOTAL
TO DATE     13,785,833   8,232   964,985   14,759,050

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 5 of 7


  ITEM      ESTIMATED      COM     FIXED FEE      AMOUNT CATEGORY
SUB
TOTAL       13,785,833    8,232     964,985   14,759,050

0012AT         112,087       67       7,846      120,000   FMS
0012AU         112,087       67       7,846      120,000   FMS
0012AV          51,373       31       3,596       55,000   FMS
0012AW          18,681       11       1,308       20,000   FMS
0012AX          46,703       28       3,269       50,000   FMS
0012AY          46,703       28       3,269       50,000   FMS
0012AZ          18,681       11       1,308       20,000   FMS
0012BA           4,670        3         327        5,000   FMS
0012BB         168,130      101      11,769      180,000   FMS
0013AA         233,520      145      16,335      250,000   OPN
            ----------   ------   ---------   ----------
TOTAL          812,635      492      56,873      870,000

0017AA       1,071,486      693      75,046    1,147,225   RDT&E
0017AC         369,859      241      25,900      396,000   O&MN
0017AD       1,499,061      962     104,977    1,605,000   OPN
0017AE       1,821,483    1,171     127,546    1,950,200   SCN
0017AF          46,700       31       3,269       50,000   OTHER
0017AG         405,517      260      28,403      434,180   DBOF
0017AH          36,613       23       2,564       39,200   FMS
0017AJ         152,241      100      10,659      163,000   WPN
0017AK          56,039       36       3,925       60,000   APN
0017AL          70,050       47       4,903       75,000   O&MN
            ----------   ------   ---------   ----------
TOTAL        5,529,049    3,564     387,192    5,919,805

0022AA         819,101      524      57,375      877,000   RDT&E
0022AB               0        0           0            0   FMS
0022AC         348,375      223      24,402      373,000   O&MN
0022AD         962,000      616      67,384    1,030,000   OPN
0022AE          93,398       60       6,542      100,000   SCN
0022AF               0        0           0            0   DBOF
0022AG          34,557       22       2,421       37,000   WPN
0022AH               0        0           0            0   APN
            ----------   ------   ---------   ----------
TOTAL        2,257,431    1,445     158,124    2,417,000

SUB-TOTAL
TO DATE     22,384,948   13,733   1,567,174   23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 6 of 7


      ITEM      ESTIMATED   COM       FIXED FEE     AMOUNT     CATEGORY
SUB
TOTAL          22,384,948    13,733   1,567,174   23,965,855

0023AA            513,221       330      35,949      549,500   RDT&E
0023AB            322,224       206      22,570      345,000   O&MN
               ----------   -------   ---------   ----------
SUB               835,445       536      58,519      894,500
TOTAL

0024AA                  0         0           0            0   RDT&E
0024AB             37,359        24       2,617       40,000   O&MN
0024AC            803,225       514      56,261      860,000   SCN
0024AD             46,699        30       3,271       50,000   FMS
               ----------   -------   ---------   ----------
SUB               887,283       568      62,149      950,000
TOTAL

0025AA            205,476       132      14,392      220,000   RDT&E
0025AB                  0         0           0            0   O&MN
               ----------   -------   ---------   ----------
SUB               205,476       132      14,392      220,000
TOTAL

0026AA            216,682       139      15,179      232,000   RDT&E
0026AB            359,527       285      25,188      385,000   SCN
0026AC             91,997        59       6,444       98,500   OPN
0026AD            800,423       512      56,065      857,000   O&MN
0026AE             18,680        12       1,308       20,000   FMS
0026AF             18,680        12       1,308       20,000   OTHER
0026AG             58,374        37       4,089       62,500   DBOF
0026AH              9,340         6         654       10,000   DOD-R&D
               ----------   -------   ---------   ----------
SUB             1,573,703     1,062     110,235    1,685,000
TOTAL

0027              555,272     4,395      38,869      598,536
                  -------   -------   ---------    ---------
SUB               555,272     4,395      38,869      598,536
TOTAL

0028AA          1,008,699       646      70,655    1,080,000   O&MN
0028AB          1,418,716       909      99,375    1,519,000   RDT&E,N
0028AC            798,552       513      55,935      855,000   SCN
0028AD          1,428,991       916     100,093    1,530,000   OPN
0028AE                  0         0           0            0   WPN
0028AF                  0         0           0            0   APN
0028AG                  0         0           0            0   FMS
0028AH                  0         0           0            0   DBOF
0028AJ                  0         0           0            0   OTHER
               ----------   -------   ---------   ----------
SUB             4,654,958     2,984     326,058    4,984,000
TOTAL

SUB
TOTAL TO       31,097,085    23,410   2,177,396   33,297,891
DATE


                                                             N00024-90-C-5208
                                                             N00024-96-FR-54531
                                                             Modification P00141
                                                             Page 7 of 7


ITEM                     ESTIMATED       COM            FIXED FEE           AMOUNT         CATEGORY
SUB
TOTAL                   31,097,085        23,410        2,177,396         33,297,891

0029AA                     517,144           332           36,224            553,700  O&MN
0029AB                     630,435           405           44,160            675,000  RDT&E,N
0029AC                     999,360           641           69,999          1,070,000  SCN
0029AD                      65,379            42            4,579             70,000  OPN
0029AE                           0             0                0                  0  WPN
0029AF                           0             0                0                  0  APN
0029AG                           0             0                0                  0  FMS
0029AH                           0             0                0                  0  DBOF
0029AJ                           0             0                0                  0  OTHER
0029AK                      37,359            24            2,617             40,000  DOD (R&D)
TOTAL                    2,249,677         1,444          157,579          2,408,700

0030AA                           0             0                0                  0  O&MN
0030AB                     466,990           300           32,710            500,000  RDT&E,N
0030AC                           0             0                0                  0  SCN
0030AD                           0             0                0                  0  OPN
0030AE                           0             0                0                  0  WPN
0030AF                           0             0                0                  0  APN
0030AG                           0             0                0                  0  FMS
0030AH                           0             0                0                  0  DBOF
0030AJ                           0             0                0                  0  OTHER
                        ----------        ------       ----------         ----------
TOTAL                      466,900           300           32,710            500,000

SUB-TOTAL
TO DATE                 33,813,752        25,154        2,367,685         36,206,591



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N00024 90 C 5208           P00141                95     11      27
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
ACT        DOCUMENT               REF     CLIN      SLIN      QTY    UNIT
CODE       NUMBER                ACRN
- -----------------------------------------------------------------------------

          N0002496AF185YV                 0030      AB

- -----------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
            TI 95-X11 (A)
            N0002496FR54531
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                           16.
- -------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                 CLASS  ------------                        ---------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- ------------------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MP   1761319         85YV     000      SA      317   0    068342  2D  980360  S1803    000 00100 $200,000.00

- ------------------------------------------------------------------------------------------------------------
         Note:  This funding document provides specific financial authority for the period 1 October 1995 through
         13 November 1995.  Any additional funding under this authorization is issued in anticipation of the enactment of a FY 96 DOD appropriation act or an extended FY 96 continuing resolution authority and is subject to all the provisions of whichever act becomes applicable.
- ------------------------------------------------------------------------------------------------------------

                                PROGRAM ELEMENT 0604567N IS APPLICABLE              TOTAL       $200,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
    JAN PAUL HOPE, PMS317F
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
/S/ JAN PAUL HOPE 11/27/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE      /S/ J.L. PRICHETT   12/29/95

                                                                           BY DIRECTION OF

                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- ------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                           U                  1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJ NO.
         P00142                      SEE BLK 16C.              N00024-96-FR-54536            6-03KF-54536
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE  N00024     7. ADMINISTERED BY (If other than Item 6)                       CODE  S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D                       BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | --------------------------------------
2732 TRANSIT ROAD                                                           |(X)| 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |  N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   |  10B.  DATED (SEE ITEM 13)
- --------------------------------------------------------------------------- |   |        30 MARCH 1990
             CODE OTTJ6                 | FACILITY CODE                     |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (if required)
         SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |    CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |    ADMINISTRATIVE CHANGES (such as changes in paying office,
         |    appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |    AUTHORITY OF FAR 43,103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 X       | UNILATERAL MODIFICATION PURSUANT TO H-12 ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return    copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE THE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   LINDA MCCARTHY
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |                                        |        16C.  DATE SIGNED
                                                 |         By /s/LINDA MCCARTHY           |
- ------------------------------------------------------------------------------------------|
(Signature of person authorized to sign)               (Signature of Contracting officer) |             01 FEB 96
- -------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48CFR) 53.243
- -------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $219,400.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $219,400.00 apportioned as follows:


                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AB         204,916       131       14,353         219,400


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 3 of 7

3. Accordingly the amount funded to date is increased by $219,400.00 from $36,206,591.00 to a new total of $36,425,991 apportioned as follows:

                                 EST
       ITEM                      COST           COM           FIXED FEE            TOTAL   CATEGORY
       ----                      ----           ---           ---------            -----   --------
       0001AA                  1,284,239        763            89,898           1,374,900  RDT&E,N
       0001AB                     84,066         50             5,884              90,000  FMS
       0001AC                    611,810        365            42,825             655,000  O&MN
       0001AD                    672,523        401            47,076             720,000  OPN
       0001AE                    186,812        111            13,077             200,000  SCN
       0001AH                    233,514        141            16,345             250,000  OTHER AGENCY
       0004AC                     46,703         28             3,269              50,000  SCN
       0005AA                     46,703         28             3,269              50,000  RDT&E
       0005AB                    802,358        477            56,165             859,000  SCN
       0005AD                    513,733        306            35,961             550,000  OTHER AGENCY
       0007AA                    842,803        500            58,997             902,300  RDT&E
       0007AB                    119,558         73             8,369             128,000  FMS
       0007AC                    520,272        309            36,419             557,000  O&MN
       0007AD                    817,303        486            57,211             875,000  OPN
       0007AE                    910,710        540            63,750             975,000  SCN
       0007AF                    382,965        228            26,807             410,000  DBOF
       0007AG                     56,044         33             3,923              60,000  NAVAIR RDT&E
       0007AH                    289,559        172            20,269             310,000  SPAWAR OPN
       0007AJ                     46,703         28             3,269              50,000  NAVAIR NG
       0007AK                    373,624        222            26,154             400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB                    168,131        100            11,769             180,000  SCN
       0011AD                    177,472        105            12,423             190,000  SPAWAR RDT&E
       0011AE                    158,790         94            11,116             170,000  SCN
                               ---------      -----           -------          ----------
       SUB-TOTAL               9,346,395      5,560           654,245          10,006,200
       TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 4 of 7

       ITEM                    ESTIMATED          COM          FIXED FEE        AMOUNT     CATEGORY
       SUB-TOTAL               9,346,395         5,560          654,245        10,006,200

       0012AA                    760,704           462           53,234           814,400  O&MN
       0012AB                  1,358,597           817           95,086         1,454,500  RDT&E
       0012AC                     94,531            57            6,616           101,204  FMS
       0012AD                  1,516,903           907          106,190         1,624,000  OPN
       0012AF                     14,945             9            1,046            16,000  FMS
       0012AG                     35,303            21            2,472            37,796  FMS
       0012AH                     18,681            11            1,308            20,000  FMS
       0012AJ                     18,681            11            1,308            20,000  FMS
       0012AK                     23,351            14            1,635            25,000  FMS
       0012AL                     84,064            50            5,886            90,000  FMS
       0012AM                     42,032            25            2,943            45,000  FMS
       0012AN                     42,032            25            2,943            45,000  FMS
       0012AP                     82,196            49            5,755            88,000  SPAWAR/OPN
       0012AQ                    240,053           144           16,803           257,000  DBOF
       0012AR                      4,670             3              327             5,000  OTHER
       0012AS                    102,695            67            7,188           109,950  OTHER/DBOF
                               ---------         -----          -------         ---------
       SUB-TOTAL               4,439,438         2,672          310,740         4,752,850

       SUB-TOTAL
       TO DATE                13,785,833         8,232          964,985        14,759,050

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 5 of 7


       ITEM                   ESTIMATED           COM        FIXED FEE             AMOUNT  CATEGORY
       SUB
       TOTAL                 13,785,833         8,232          964,985         14,759,050

       0012AT                   112,087            67            7,846            120,000  FMS
       0012AU                   112,087            67            7,846            120,000  FMS
       0012AV                    51,373            31            3,596             55,000  FMS
       0012AW                    18,681            11            1,308             20,000  FMS
       0012AX                    46,703            28            3,269             50,000  FMS
       0012AY                    46,703            28            3,269             50,000  FMS
       0012AZ                    18,681            11            1,308             20,000  FMS
       0012BA                     4,670             3              327              5,000  FMS
       0012BB                   168,130           101           11,769            180,000  FMS
       0013AA                   233,520           145           16,335            250,000  OPN
                                -------         -----           ------            -------
       TOTAL                    812,635           492           56,873            870,000

       0017AA                 1,071,486           693           75,046          1,147,225  RDT&E
       0017AC                   369,859           241           25,900            396,000  O&MN
       0017AD                 1,499,061           962          104,977          1,605,000  OPN
       0017AE                 1,821,483         1,171          127,546          1,950,200  SCN
       0017AF                    46,700            31            3,269             50,000  OTHER
       0017AG                   405,517           260           28,403            434,180  DBOF
       0017AH                    36,613            23            2,564             39,200  FMS
       0017AJ                   152,241           100           10,659            163,000  WPN
       0017AK                    56,039            36            3,925             60,000  APN
       0017AL                    70,050            47            4,903             75,000  O&MN
                              ---------         -----          -------          ---------
       TOTAL                  5,529,049         3,564          387,192          5,919,805

       0022AA                   819,101           524           57,375            877,000  RDT&E
       0022AB                         0             0                0                  0  FMS
       0022AC                   348,375           223           24,402            373,000  O&MN
       0022AD                   962,000           616           67,384          1,030,000  OPN
       0022AF                         0             0                0                  0  DBOF
       0022AE                    93,398            60            6,542            100,000  SCN
       0022AG                    34,557            22            2,421             37,000  WPN
       0022AH                         0             0                0                  0  APN
                              ---------         -----          -------          ---------
       TOTAL                  2,257,431         1,445          158,124          2,417,000

       SUB-TOTAL
       TO DATE               22,384,948        13,733        1,567,174         23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 6 of 7


      ITEM                     ESTIMATED      COM            FIXED FEE         AMOUNT      CATEGORY

      SUB
      TOTAL                   22,384,948       13,733        1,567,174        23,965,855

      0023AA                     513,221          330           35,949           549,500  RDT&E
      0023AB                     322,224          206           22,570           345,000  O&MN
                                 -------          ---           ------           -------
      SUB                        835,445          536           58,519           894,500
      TOTAL

      0024AA                           0            0                0                 0  RDT&E
      0024AB                      37,359           24            2,617            40,000  O&MN
      0024AC                     803,225          514           56,261           860,000  SCN
      0024AD                      46,699           30            3,271            50,000  FMS
                                 -------          ---           ------           -------
      SUB                        887,283          568           62,149           950,000
      TOTAL

      0025AA                     205,476          132           14,392           220,000  RDT&E
      0025AB                           0            0                0                 0  O&MN
                                 -------          ---           ------           -------
      SUB                        205,476          132           14,392           220,000
      TOTAL

      0026AA                     216,682          139           15,179           232,000  RDT&E
      0026AB                     359,527          285           25,188           385,000  SCN
      0026AC                      91,997           59            6,444            98,500  OPN
      0026AD                     800,423          512           56,065           857,000  O&MN
      0026AE                      18,680           12            1,308            20,000  FMS
      0026AF                      18,680           12            1,308            20,000  OTHER
      0026AG                      58,374           37            4,089            62,500  DBOF
      0026AH                       9,340            6              654            10,000  DOD-R&D
                               ---------        -----          -------         ---------
      SUB                      1,573,703        1,062          110,235         1,685,000
      TOTAL

      0027                       555,272        4,395           38,869           598,536
                                 -------        -----           ------           -------
      SUB                        555,272        4,395           38,869           598,536
      TOTAL

      0028AA                   1,008,699          646           70,655         1,080,000  O&MN
      0028AB                   1,418,716          909           99,375         1,519,000  RDT&E,N
      0028AC                     798,552          513           55,935           855,000  SCN
      0028AD                   1,428,991          916          100,093         1,530,000  OPN
      0028AE                           0            0                0                 0  WPN
      0028AF                           0            0                0                 0  APN
      0028AG                           0            0                0                 0  FMS
      0028AH                           0            0                0                 0  DBOF
      0028AJ                           0            0                0                 0  OTHER
                               ---------        -----          -------         ---------
      SUB                      4,654,958        2,984          326,058         4,984,000
      TOTAL

      SUB-TOTAL
      TO DATE                 31,097,085       23,410        2,177,396        33,297,891

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54536
                                                             Modification P00142
                                                             Page 7 of 7


      ITEM                    ESTIMATED        COM           FIXED FEE          AMOUNT      CATEGORY
      SUB
      TOTAL                   31,097,085        23,410        2,177,396         33,297,891

      0029AA                     517,144           332           36,224            553,700  O&MN
      0029AB                     630,435           405           44,160            675,000  RDT&E,N
      0029AC                     999,360           641           69,999          1,070,000  SCN
      0029AD                      65,379            42            4,579             70,000  OPN
      0029AE                           0             0                0                  0  WPN
      0029AF                           0             0                0                  0  APN
      0029AG                           0             0                0                  0  FMS
      0029AH                           0             0                0                  0  DBOF
      0029AJ                           0             0                0                  0  OTHER
      0029AK                      37,359            24            2,617             40,000  DOD (R&D)
                             -----------       -------       ----------        -----------
      TOTAL                    2,249,677         1,444          157,579          2,408,700

      0030AA                           0             0                0                  0  O&MN
      0030AB                     671,906           431           47,063            719,400  RDT&E,N
      0030AC                           0             0                0                  0  SCN
      0030AD                           0             0                0                  0  OPN
      0030AE                           0             0                0                  0  WPN
      0030AF                           0             0                0                  0  APN
      0030AG                           0             0                0                  0  FMS
      0030AH                           0             0                0                  0  DBOF
      0030AJ                           0             0                0                  0  OTHER
                             -----------       -------       ----------        -----------
      TOTAL                      671,906           431           47,063            719,400

      SUB-TOTAL
      TO DATE                 34,018,668        25,285        2,382,038         36,425,991



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

- ---------------------------------------------------------------------------
                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N00024-90-C-5208           P00142
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

A         N0002496AF184TA                  0030      AB
           PE 63582N
- -----------------------------------------------------------------------------

                                                                                            COMPTEK
- ------------------------------------------------------------------------------------------------------------
                  FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------
         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
            TI 96-X09
            N0002496FR54536
- ------------------------------------------------------------------------------------------------------------
15.                                      ACCOUNTING DATA                                                 16.
- -----------------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                 CLASS  ------------                       ------------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA  PROJ. UNIT  MCC  PDLI&S
- ---------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MR   1761319         84TA     000      SA      S3K   0    068342  2D  980360   S0164   ETS  ETS0 $116,000.00


- ------------------------------------------------------------------------------------------------------------

                                                                              GRAND TOTAL       $116,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE              DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
/S/ JAMES S. EGELAND 12/04/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE   /S/ J.L. PRICHETT      12/29/95
JAMES S. EGELAND, SEA 03KQ1                                                J.L. PRICHETT
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N00024-90-C-5208              P00142
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

A         N0002496AF184TA               0030      AB
           PE 63582N
- -----------------------------------------------------------------------------

                                                                                             COMPTEK
- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
            N0002496FR54536
            TI 96-X10
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -----------------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.    J.     COST CODE
                                 CLASS  ------------                        ---------------------  AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- -------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MR   1761319         84TA     000      SA      S3K   0    068342  2D  980360  S0164    ETS ETS0 $103,400.00


- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL       $103,400.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE             DATE         OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
/S/ JAMES S. EGELAND 12/04/95      IN AMOUNTS SHOWN IN COLUMN 16 ABOVE     /S/ J.L. PRICHETT    12/29/95
JAMES S. EGELAND, SEA 03KQ1                                                J.L. PRICHETT
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- ------------------------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                         U                    1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJ NO.
      P00143                        SEE BLK 16C.          N00024-96-FR-54540                6-03KF-54540
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE   N00024     7. ADMINISTERED BY (If other than Item 6)                      CODE     S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:   LINDA DABNEY/SEA 0251D                         BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |      N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   | 10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |        30 March 1990
CODE OTTJ6                            | FACILITY CODE                       |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)
         SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S).
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |    ADMINISTRATIVE CHANGES (such as changes in paying office,
         |    appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |    AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x       |      UNILATERAL MODIFICATION PURSUANT TO H-12 ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                                                                                  96-X05         DUPLICATE
                                 SEE THE ATTACHED.                                               ORIGINAL

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |              LINDA MCCARTHY
                                                     |              CONTRACTING OFFICER
- ------------------------------------------------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |   16B.  UNITED STATES OF AMERICA       |        16C.  DATE SIGNED
                                                 |         By /s/ LINDA MCCARTHY          |
- ----------------------------------------------------------------------------------------- |
(Signature of person authorized to sign)               (Signature of Contracting officer) |              1 FEB 96
- ------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48CFR) 53.234
- ------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $150,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $150,000.00 apportioned as follows:

                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AB         140,097       90        9,813          150,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 3 of 7

2. Accordingly the amount funded to date is increased by $150,000.00 from $36,425,991.00 to a new total of $36,575,991 apportioned as follows:

                                 EST
       ITEM                      COST           COM           FIXED FEE            TOTAL   CATEGORY
       ----                      ----           ---           ---------            -----   --------
       0001AA                  1,284,239        763            89,898           1,374,900  RDT&E,N
       0001AB                     84,066         50             5,884              90,000  FMS
       0001AC                    611,810        365            42,825             655,000  O&MN
       0001AD                    672,523        401            47,076             720,000  OPN
       0001AE                    186,812        111            13,077             200,000  SCN
       0001AH                    233,514        141            16,345             250,000  OTHER AGENCY
       0004AC                     46,703         28             3,269              50,000  SCN
       0005AA                     46,703         28             3,269              50,000  RDT&E
       0005AB                    802,358        477            56,165             859,000  SCN
       0005AD                    513,733        306            35,961             550,000  OTHER AGENCY
       0007AA                    842,803        500            58,997             902,300  RDT&E
       0007AB                    119,558         73             8,369             128,000  FMS
       0007AC                    520,272        309            36,419             557,000  O&MN
       0007AD                    817,303        486            57,211             875,000  OPN
       0007AE                    910,710        540            63,750             975,000  SCN
       0007AF                    382,965        228            26,807             410,000  DBOF
       0007AG                     56,044         33             3,923              60,000  NAVAIR RDT&E
       0007AH                    289,559        172            20,269             310,000  SPAWAR OPN
       0007AJ                     46,703         28             3,269              50,000  NAVAIR NG
       0007AK                    373,624        222            26,154             400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB                    168,131        100            11,769             180,000  SCN
       0011AD                    177,472        105            12,423             190,000  SPAWAR RDT&E
       0011AE                    158,790         94            11,116             170,000  SCN
                               ---------      -----           -------          ----------
       SUB TOTAL               9,346,395      5,560           654,245          10,006,200
       TO DATE

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 4 of 7

       ITEM                    ESTIMATED         COM           FIXED FEE        AMOUNT     CATEGORY
       SUB-TOTAL               9,346,395         5,560          654,245        10,006,200

       0012AA                    760,704           462           53,234           814,400  O&MN
       0012AB                  1,358,597           817           95,086         1,454,500  RDT&E
       0012AC                     94,531            57            6,616           101,204  FMS
       0012AD                  1,516,903           907          106,190         1,624,000  OPN
       0012AF                     14,945             9            1,046            16,000  FMS
       0012AG                     35,303            21            2,472            37,796  FMS
       0012AH                     18,681            11            1,308            20,000  FMS
       0012AJ                     18,681            11            1,308            20,000  FMS
       0012AK                     23,351            14            1,635            25,000  FMS
       0012AL                     84,064            50            5,886            90,000  FMS
       0012AM                     42,032            25            2,943            45,000  FMS
       0012AN                     42,032            25            2,943            45,000  FMS
       0012AP                     82,196            49            5,755            88,000  SPAWAR/OPN
       0012AQ                    240,053           144           16,803           257,000  DBOF
       0012AR                      4,670             3              327             5,000  OTHER
       0012AS                    102,695            67            7,188           109,950  OTHER/DBOF
                               ---------         -----          -------         ---------
       SUB-TOTAL               4,439,438         2,672          310,740         4,752,850

       SUB-TOTAL
       TO DATE                13,785,833         8,232          964,985        14,759,050

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 5 of 7


       ITEM                   ESTIMATED         COM           FIXED FEE          AMOUNT    CATEGORY
       SUB
       TOTAL                 13,785,833         8,232          964,985         14,759,050

       0012AT                   112,087            67            7,846            120,000  FMS
       0012AU                   112,087            67            7,846            120,000  FMS
       0012AV                    51,373            31            3,596             55,000  FMS
       0012AW                    18,681            11            1,308             20,000  FMS
       0012AX                    46,703            28            3,269             50,000  FMS
       0012AY                    46,703            28            3,269             50,000  FMS
       0012AZ                    18,681            11            1,308             20,000  FMS
       0012BA                     4,670             3              327              5,000  FMS
       0012BB                   168,130           101           11,769            180,000  FMS
       0013AA                   233,520           145           16,335            250,000  OPN
                                -------         -----           ------            -------
       TOTAL                    812,635           492           56,873            870,000

       0017AA                 1,071,486           693           75,046          1,147,225  RDT&E
       0017AC                   369,859           241           25,900            396,000  O&MN
       0017AD                 1,499,061           962          104,977          1,605,000  OPN
       0017AE                 1,821,483         1,171          127,546          1,950,200  SCN
       0017AF                    46,700            31            3,269             50,000  OTHER
       0017AG                   405,517           260           28,403            434,180  DBOF
       0017AH                    36,613            23            2,564             39,200  FMS
       0017AJ                   152,241           100           10,659            163,000  WPN
       0017AK                    56,039            36            3,925             60,000  APN
       0017AL                    70,050            47            4,903             75,000  O&MN
                              ---------         -----          -------          ---------
       TOTAL                  5,529,049         3,564          387,192          5,919,805

       0022AA                   819,101           524           57,375            877,000  RDT&E
       0022AB                         0             0                0                  0  FMS
       0022AC                   348,375           223           24,402            373,000  O&MN
       0022AD                   962,000           616           67,384          1,030,000  OPN
       0022AE                    93,398            60            6,542            100,000  SCN
       0022AF                         0             0                0                  0  DBOF
       0022AG                    34,557            22            2,421             37,000  WPN
       0022AH                         0             0                0                  0  APN
                              ---------         -----          -------          ---------
       TOTAL                  2,257,431         1,445          158,124          2,417,000

       SUB-TOTAL
       TO DATE               22,384,948        13,733        1,567,174         23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 6 of 7


      ITEM                     ESTIMATED       COM           FIXED FEE          AMOUNT    CATEGORY
      SUB
      TOTAL                   22,384,948       13,733        1,567,174        23,965,855

      0023AA                     513,221          330           35,949           549,500  RDT&E
      0023AB                     322,224          206           22,570           345,000  O&MN
                                 -------          ---           ------           -------
      SUB                        835,445          536           58,519           894,500
      TOTAL

      0024AA                           0            0                0                 0  RDT&E
      0024AB                      37,359           24            2,617            40,000  O&MN
      0024AC                     803,225          514           56,261           860,000  SCN
      0024AD                      46,699           30            3,271            50,000  FMS
                                 -------          ---           ------           -------
      SUB                        887,283          568           62,149           950,000
      TOTAL

      0025AA                     205,476          132           14,392           220,000  RDT&E
      0025AB                           0            0                0                 0  O&MN
                                 -------          ---           ------           -------
      SUB                        205,476          132           14,392           220,000
      TOTAL

      0026AA                     216,682          139           15,179           232,000  RDT&E
      0026AB                     359,527          285           25,188           385,000  SCN
      0026AC                      91,997           59            6,444            98,500  OPN
      0026AD                     800,423          512           56,065           857,000  O&MN
      0026AE                      18,680           12            1,308            20,000  FMS
      0026AF                      18,680           12            1,308            20,000  OTHER
      0026AG                      58,374           37            4,089            62,500  DBOF
      0026AH                       9,340            6              654            10,000  DOD-R&D
                               ---------        -----          -------         ---------
      SUB                      1,573,703        1,062          110,235         1,685,000
      TOTAL

      0027                       555,272        4,395           38,869           598,536
                                 -------        -----           ------           -------
      SUB                        555,272        4,395           38,869           598,536
      TOTAL

      0028AA                   1,008,699          646           70,655         1,080,000  O&MN
      0028AB                   1,418,716          909           99,375         1,519,000  RDT&E,N
      0028AC                     798,552          513           55,935           855,000  SCN
      0028AD                   1,428,991          916          100,093         1,530,000  OPN
      0028AE                           0            0                0                 0  WPN
      0028AF                           0            0                0                 0  APN
      0028AG                           0            0                0                 0  FMS
      0028AH                           0            0                0                 0  DBOF
      0028AJ                           0            0                0                 0  OTHER
                               ---------        -----          -------         ---------
      SUB                      4,654,958        2,984          326,058         4,984,000
      TOTAL

      SUB-TOTAL
      TO DATE                 31,097,085       23,410        2,177,396        33,297,891

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54540
                                                             Modification P00143
                                                             Page 7 of 7


      ITEM                     ESTIMATED       COM            FIXED FEE           AMOUNT    CATEGORY
      SUB
      TOTAL                   31,097,085        23,410        2,177,396         33,297,891

      0029AA                     517,144           332           36,224            553,700  O&MN
      0029AB                     630,435           405           44,160            675,000  RDT&E,N
      0029AC                     999,360           641           69,999          1,070,000  SCN
      0029AD                      65,379            42            4,579             70,000  OPN
      0029AE                           0             0                0                  0  WPN
      0029AF                           0             0                0                  0  APN
      0029AG                           0             0                0                  0  FMS
      0029AH                           0             0                0                  0  DBOF
      0029AJ                           0             0                0                  0  OTHER
      0029AK                      37,359            24            2,617             40,000  DOD (R&D)
                               ---------         -----          -------          ---------
      TOTAL                    2,249,677         1,444          157,579          2,408,700

      0030AA                           0             0                0                  0  O&MN
      0030AB                     812,003           521           56,876            869,400  RDT&E,N
      0030AC                           0             0                0                  0  SCN
      0030AD                           0             0                0                  0  OPN
      0030AE                           0             0                0                  0  WPN
      0030AF                           0             0                0                  0  APN
      0030AG                           0             0                0                  0  FMS
      0030AH                           0             0                0                  0  DBOF
      0030AJ                           0             0                0                  0  OTHER
                               ---------         -----          -------          ---------
      TOTAL                      812,003           521           56,876            869,400

      SUB-TOTAL
      TO DATE                 34,158,765        25,375        2,391,851         36,575,991


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N000249OC5208              P00143                95     12     21
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A          DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C          NUMBER                ACRN
T
- -----------------------------------------------------------------------------
A         N0002496AF115YK                  0030       AB
- -----------------------------------------------------------------------------

                                                                                           Page: 1 of 1
- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54540
           N0002496TI00X05
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- ---------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                CLASS    ------------                       -----------------------  AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- ---------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MT   1761319          15YK      000      SA     SDF   0    068342  2D  908510  U1604   ETS  ETSO $150,000.00

         PROGRAM ELEMENT 0604518N

- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL        $150,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                   01/18/96       IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          01/18/96

/S/LINDA GRANTHAM                                                          /S/ V.L. GARRIS
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- -------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                         U                    1       2
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJ NO.
         P00144                     SEE BLK 16C.          N00024-96-FR-54565                6-03KF-20565
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE   N00024     7. ADMINISTERED BY (If other than Item 6)                      CODE     S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:   LINDA DABNEY,SEA 0251D                         BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |      N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   | 10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |        30 March 1990
CODE OTTJ6                            |             FACILITY CODE           |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S)
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO.  AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO.  IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |ADMINISTRATIVE CHANGES (such as changes in paying office,
         |appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x       |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                                                                                                        DUPLICATE
                                 SEE THE ATTACHED.                                                      ORIGINAL

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |              KIMBERLEY A. BEESON - LDCR,SC,USN
                                                     |              CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |         By /s/ KIMBERLEY A. BEESON     |        16C.  DATE SIGNED
                                                 |                                        |
- ----------------------------------------------------------------------------------------- |
(Signature of person authorized to sign)               (Signature of Contracting officer) |              01/18/96
- ------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48CFR) 53.243
- ------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-96-MR-20565
                                                             Modification P00144
                                                             Page 2 of 2

A. The purpose of this modification is to add Government Furnished Property to Section H of the basic contract.

1. Under SECTION H - SPECIAL CONTRACT REQUIREMENTS, delete in its entirety H-2 Government Furnished Property - None and replace with "H-2 GOVERNMENT FURNISHED EQUIPMENT".

2. Under Government Furnished Equipment add the following:

           SERIAL #             EQUIPMENT                                                    QUANTITY
           TI95-001             Macintosh Power Mac 6100/60                                      1
                                Apple Personal Laserwriter 320                                   1


B. Except as provided herein, all terms and conditions of Contract N00024-90-C-5615 remain unchanged and in full force and effect.

- -------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                        U                   1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO.
         P00145                      SEE BLK 16C.            N00024-96-FR-54544              6-03KF-54544
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE   N00024     7. ADMINISTERED BY (If other than Item 6)                      CODE    S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY, SEA-0251D                       BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106, EXT. 517
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |  N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   |  10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |        30 MARCH 1990
CODE OTTJ6                       | FACILITY CODE                            |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing  Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S).
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |ADMINISTRATIVE CHANGES (such as changes in paying  office,
         |appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x  |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE THE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   KIMBERLEY A. BEESON, LCDR,SC,USN
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |         By /s/KIMBERLEY A. BEESON      |        16C.  DATE SIGNED
                                                 |                                        |
- ------------------------------------------------------------------------------------------|
(Signature of person authorized to sign)               (Signature of Contracting officer) |             02/27/96
- -------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48 CFR) 53.243
- -------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54544
                                                             Modification P00145
                                                             Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $917,999.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $917,999.00 apportioned as follows:


                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AA         857,396       548       60,055         917,999


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                           N00024-90-C-5208
                                                           N00024-96-FR-54544
                                                           Modification P00145
                                                           Page 3 of 7

2. Accordingly the amount funded to date is increased by $917,999.00 from $36,575,991.00 to a new total of $37,423,990 apportioned as follows:

                                 EST
       ITEM                      COST          COM          FIXED FEE              TOTAL   CATEGORY
       0001AA                  1,284,239        763            89,898           1,374,900  RDT&E,N
       0001AB                     84,066         50             5,884              90,000  FMS
       0001AC                    611,810        365            42,825             655,000  O&MN
       0001AD                    672,523        401            47,076             720,000  OPN
       0001AE                    186,812        111            13,077             200,000  SCN
       0001AH                    233,514        141            16,345             250,000  OTHER AGENCY
       0004AC                     46,703         28             3,269              50,000  SCN
       0005AA                     46,703         28             3,269              50,000  RDT&E
       0005AB                    802,358        477            56,165             859,000  SCN
       0005AD                    513,733        306            35,961             550,000  OTHER AGENCY
       0007AA                    842,803        500            58,997             902,300  RDT&E
       0007AB                    119,558         73             8,369             128,000  FMS
       0007AC                    520,272        309            36,419             557,000  O&MN
       0007AD                    817,303        486            57,211             875,000  OPN
       0007AE                    910,710        540            63,750             975,000  SCN
       0007AF                    382,965        228            26,807             410,000  DBOF
       0007AG                     56,044         33             3,923              60,000  NAVAIR RDT&E
       0007AH                    289,559        172            20,269             310,000  SPAWAR OPN
       0007AJ                     46,703         28             3,269              50,000  NAVAIR NG
       0007AK                    373,624        222            26,154             400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB                    168,131        100            11,769             180,000  SCN
       0011AD                    177,472        105            12,423             190,000  SPAWAR RDT&E
       0011AE                    158,790         94            11,116             170,000  SCN
                               ---------      -----           -------          ----------
       SUB-TOTAL               9,346,395      5,560           654,245          10,006,200
       TO DATE

                                                            N00024-90-C-5208
                                                            N00024-96-FR-54544
                                                            Modification P00145
                                                            Page 4 of 7

       ITEM                    ESTIMATED         COM          FIXED FEE          AMOUNT    CATEGORY
       SUB-TOTAL               9,346,395         5,560          654,245        10,006,200

       0012AA                    760,704           462           53,234           814,400  O&MN
       0012AB                  1,358,597           817           95,086         1,454,500  RDT&E
       0012AC                     94,531            57            6,616           101,204  FMS
       0012AD                  1,516,903           907          106,190         1,624,000  OPN
       0012AF                     14,945             9            1,046            16,000  FMS
       0012AG                     35,303            21            2,472            37,796  FMS
       0012AH                     18,681            11            1,308            20,000  FMS
       0012AJ                     18,681            11            1,308            20,000  FMS
       0012AK                     23,351            14            1,635            25,000  FMS
       0012AL                     84,064            50            5,886            90,000  FMS
       0012AM                     42,032            25            2,943            45,000  FMS
       0012AN                     42,032            25            2,943            45,000  FMS
       0012AP                     82,196            49            5,755            88,000  SPAWAR/OPN
       0012AQ                    240,053           144           16,803           257,000  DBOF
       0012AR                      4,670             3              327             5,000  OTHER
       0012AS                    102,695            67            7,188           109,950  OTHER/DBOF
                               ---------         -----          -------         ---------
       SUB-TOTAL               4,439,438         2,672          310,740         4,752,850

       SUB-TOTAL
       TO DATE                13,785,833         8,232          964,985        14,759,050

                                                            N00024-90-C-5208
                                                            N00024-96-FR-54544
                                                            Modification P00145
                                                            Page 5 of 7


       ITEM                  ESTIMATED         COM           FIXED FEE        AMOUNT       CATEGORY
       SUB
       TOTAL                 13,785,833         8,232          964,985         14,759,050

       0012AT                   112,087            67            7,846            120,000  FMS
       0012AU                   112,087            67            7,846            120,000  FMS
       0012AV                    51,373            31            3,596             55,000  FMS
       0012AW                    18,681            11            1,308             20,000  FMS
       0012AX                    46,703            28            3,269             50,000  FMS
       0012AY                    46,703            28            3,269             50,000  FMS
       0012AZ                    18,681            11            1,308             20,000  FMS
       0012BA                     4,670             3              327              5,000  FMS
       0012BB                   168,130           101           11,769            180,000  FMS
       0013AA                   233,520           145           16,335            250,000  OPN
                                -------         -----           ------            -------
       TOTAL                    812,635           492           56,873            870,000

       0017AA                 1,071,486           693           75,046          1,147,225  RDT&E
       0017AC                   369,859           241           25,900            396,000  O&MN
       0017AD                 1,499,061           962          104,977          1,605,000  OPN
       0017AE                 1,821,483         1,171          127,546          1,950,200  SCN
       0017AF                    46,700            31            3,269             50,000  OTHER
       0017AG                   405,517           260           28,403            434,180  DBOF
       0017AH                    36,613            23            2,564             39,200  FMS
       0017AJ                   152,241           100           10,659            163,000  WPN
       0017AK                    56,039            36            3,925             60,000  APN
       0017AL                    70,050            47            4,903             75,000  O&MN
                              ---------         -----          -------          ---------
       TOTAL                  5,529,049         3,564          387,192          5,919,805

       0022AA                   819,101           524           57,375            877,000  RDT&E
       0022AB                         0             0                0                  0  FMS
       0022AC                   348,375           223           24,402            373,000  O&MN
       0022AD                   962,000           616           67,384          1,030,000  OPN
       0022AE                    93,398            60            6,542            100,000  SCN
       0022AF                         0             0                0                  0  DBOF
       0022AG                    34,557            22            2,421             37,000  WPN
       0022AH                         0             0                0                  0  APN
                              ---------         -----          -------          ---------
       TOTAL                  2,257,431         1,445          158,124          2,417,000

       SUB-TOTAL
       TO DATE               22,384,948        13,733        1,567,174         23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54544
                                                             Modification P00145
                                                             Page 6 of 7


      ITEM                    ESTIMATED         COM          FIXED FEE        AMOUNT      CATEGORY
      SUB
      TOTAL                   22,384,948       13,733        1,567,174        23,965,855

      0023AA                     513,221          330           35,949           549,500  RDT&E
      0023AB                     322,224          206           22,570           345,000  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  835,445          536           58,519           894,500

      0024AA                           0            0                0                 0  RDT&E
      0024AB                      37,359           24            2,617            40,000  O&MN
      0024AC                     803,225          514           56,261           860,000  SCN
      0024AD                      46,699           30            3,271            50,000  FMS
                                 -------          ---           ------           -------
      SUB-TOTAL                  887,283          568           62,149           950,000

      0025AA                     205,476          132           14,392           220,000  RDT&E
      0025AB                           0            0                0                 0  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  205,476          132           14,392           220,000

      0026AA                     216,682          139           15,179           232,000  RDT&E
      0026AB                     359,527          285           25,188           385,000  SCN
      0026AC                      91,997           59            6,444            98,500  OPN
      0026AD                     800,423          512           56,065           857,000  O&MN
      0026AE                      18,680           12            1,308            20,000  FMS
      0026AF                      18,680           12            1,308            20,000  OTHER
      0026AG                      58,374           37            4,089            62,500  DBOF
      0026AH                       9,340            6              654            10,000  DOD-R&D
                               ---------        -----          -------         ---------
      SUB-TOTAL                1,573,703        1,062          110,235         1,685,000

      0027                       555,272        4,395           38,869           598,536
                                 -------        -----           ------           -------
      SUB-TOTAL                  555,272        4,395           38,869           598,536

      0028AA                   1,008,699          646           70,655         1,080,000  O&MN
      0028AB                   1,418,716          909           99,375         1,519,000  RDT&E,N
      0028AC                     798,552          513           55,935           855,000  SCN
      0028AD                   1,428,991          916          100,093         1,530,000  OPN
      0028AE                           0            0                0                 0  WPN
      0028AF                           0            0                0                 0  APN
      0028AG                           0            0                0                 0  FMS
      0028AH                           0            0                0                 0  DBOF
      0028AJ                           0            0                0                 0  OTHER
                               ---------        -----          -------         ---------
      SUB-TOTAL                4,654,958        2,984          326,058         4,984,000

      SUB-TOTAL
      TO DATE                 31,097,085       23,410        2,177,396        33,297,891

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54544
                                                             Modification P00145
                                                             Page 7 of 7


      ITEM                    ESTIMATED         COM           FIXED FEE        AMOUNT       CATEGORY
      SUB
      TOTAL                   31,097,085        23,410        2,177,396         33,297,891

      0029AA                     517,144           332           36,224            553,700  O&MN
      0029AB                     630,435           405           44,160            675,000  RDT&E,N
      0029AC                     999,360           641           69,999          1,070,000  SCN
      0029AD                      65,379            42            4,579             70,000  OPN
      0029AE                           0             0                0                  0  WPN
      0029AF                           0             0                0                  0  APN
      0029AG                           0             0                0                  0  FMS
      0029AH                           0             0                0                  0  DBOF
      0029AJ                           0             0                0                  0  OTHER
      0029AK                      37,359            24            2,617             40,000  DOD (R&D)
                               ---------         -----          -------          ---------
      TOTAL                    2,249,677         1,444          157,579          2,408,700

      0030AA                     857,396           548           60,055            917,999  O&MN
      0030AB                     812,003           521           56,876            869,400  RDT&E,N
      0030AC                           0             0                0                  0  SCN
      0030AD                           0             0                0                  0  OPN
      0030AE                           0             0                0                  0  WPN
      0030AF                           0             0                0                  0  APN
      0030AG                           0             0                0                  0  FMS
      0030AH                           0             0                0                  0  DBOF
      0030AJ                           0             0                0                  0  OTHER
                               ---------         -----          -------          ---------
      TOTAL                    1,669,399         1,069          116,931          1,787,399

      SUB-TOTAL
      TO DATE                 35,016,161        25,923        2,451,906         37,493,990



B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.
    N000249OC5208              P00145                95     12     14
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

C         N0002496RA01U6N                  0030        AA

- -----------------------------------------------------------------------------


                                                                                           Page: 1 of 1
- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54544
           TI 96-X07
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                               CLASS     ------------                       ---------------------  AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- -------------------------------------------------------------------------------------------------
                                 K.                        OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MV   1761804         1U6N     000      SA      SDF   0    068342  2D  000000  46N0F    ETS 00F0 $284,580.00


- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL       $284,580.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  12/18/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          02/07/96

/S/ LINDA GRANTHAN                                                         /S/ C.L. LANCASTER
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)




- ---------------------------------------------------------------------------
                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.
    N000249OC5208              P00145                95     12     14
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

C         N0002496RA01U6N                  0030       AA

- -----------------------------------------------------------------------------


                                                                                            Page: 1 of 1
- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54544
           TI 96-X04
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                CLASS   ------------                        ---------------------  AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- -------------------------------------------------------------------------------------------------
                                K.                         OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MV   1761804         1U6N       000    SA      SDF   0    068342  2D  000000  46N0F    ETS 00F0  $530,604.00


- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL       $530,604.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  12/18/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          02/07/96

/S/ LINDA GRANTHAN                                                         /S/ C.L. LANCASTER
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.
    N000249OC5208              P00145                95     12     14
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

C         N0002496RA01U6N                  0030       AA

- -----------------------------------------------------------------------------

                                                                                           Page 1 of 1
- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54544
           TI 96-X03
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- -------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ      E. BCN     F.    G.   H.   I.     J.     COST CODE
                                 CLASS  ------------                        ---------------------  AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA   PROJ. UNIT MCC PDLI&S
- -------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
MV   1761804         1U6N     000      SA      SDF   0    068342  2D  000000  46N0F    ETS 00F0  $102,815.00


- ------------------------------------------------------------------------------------------------------------

                                                                                    TOTAL       $102,815.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  12/18/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          02/07/96

/S/ LINDA GRANTHAN                                                         /S/ C.L. LANCASTER
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- -------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                          U                  1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJ NO.
         P00146                      SEE BLK 16C.          N00024-96-FR-54552                6-03KF-54552
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE   N00024     7. ADMINISTERED BY (If other than Item 6)                    CODE      S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:    LINDA DABNEY/SEA 0251D                        BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106 EXT. 517
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |  N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   |  10B.  DATED (SEE ITEM 13)
- --------------------------------------------------------------------------- |   |        30 MARCH 1990
CODE OTTJ6                            |  FACILITY CODE                      |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)
         SEE THE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |    ADMINISTRATIVE CHANGES (such as changes in paying office,
         |    appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |    AUTHORITY OF FAR 43,103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x       |      UNILATERAL MODIFICATION PURSUANT TO H-12 ALLOTMENT OF FUNDS CLAUSE.
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
                                                                                 TI-96-X16
                                 SEE THE ATTACHED.                                                      DUPLICATE
                                                                                                        ORIGINAL
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |                   KIMBERLEY A. BEESON - LCDR,SC,USN
                                                     |                   CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |         By /s/KIMBERLEY A. BEESON      |        16C.  DATE SIGNED
                                                 |                                        |
- ------------------------------------------------------------------------------------------|
(Signature of person authorized to sign)               (Signature of Contracting officer) |              2/27/96
- ------------------------------------------------------------------------------------------------------------------------
PREVIOUS EDITION UNUSABLE                        30-105                                    STANDARD FORM 30 (REV. 10-83)
NSN 7540-01-152-8070                                                                       Prescribed by GSA
                                                                                           FAR(48CFR)53243
- ------------------------------------------------------------------------------------------------------------------------

                                                        N00024-90-C-5208
                                                        N00024-96-FR-54552
                                                        Modification P00146
                                                        Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $200,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $200,000.00 apportioned as follows:

                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AC         186,796       120       13,084         200,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                           N00024-90-C-5208
                                                           N00024-96-FR-54552
                                                           Modification P00146
                                                           Page 3 of 7

2. Accordingly the amount funded to date is increased by $200,000.00 from $37,493,990.00 to a new total of $37,693,990 apportioned as follows:

                                EST
       ITEM                     COST           COM          FIXED FEE               TOTAL  CATEGORY
       ----                     ----           ---          ---------               -----  --------
       0001AA                  1,284,239        763            89,898           1,374,900  RDT&E,N
       0001AB                     84,066         50             5,884              90,000  FMS
       0001AC                    611,810        365            42,825             655,000  O&MN
       0001AD                    672,523        401            47,076             720,000  OPN
       0001AE                    186,812        111            13,077             200,000  SCN
       0001AH                    233,514        141            16,345             250,000  OTHER AGENCY
       0004AC                     46,703         28             3,269              50,000  SCN
       0005AA                     46,703         28             3,269              50,000  RDT&E
       0005AB                    802,358        477            56,165             859,000  SCN
       0005AD                    513,733        306            35,961             550,000  OTHER AGENCY
       0007AA                    842,803        500            58,997             902,300  RDT&E
       0007AB                    119,558         73             8,369             128,000  FMS
       0007AC                    520,272        309            36,419             557,000  O&MN
       0007AD                    817,303        486            57,211             875,000  OPN
       0007AE                    910,710        540            63,750             975,000  SCN
       0007AF                    382,965        228            26,807             410,000  DBOF
       0007AG                     56,044         33             3,923              60,000  NAVAIR RDT&E
       0007AH                    289,559        172            20,269             310,000  SPAWAR OPN
       0007AJ                     46,703         28             3,269              50,000  NAVAIR NG
       0007AK                    373,624        222            26,154             400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB                    168,131        100            11,769             180,000  SCN
       0011AD                    177,472        105            12,423             190,000  SPAWAR RDT&E
       0011AE                    158,790         94            11,116             170,000  SCN
                               ---------      -----           -------          ----------
       SUB-TOTAL               9,346,395      5,560           654,245          10,006,200
       TO DATE

                                                         N00024-90-C-5208
                                                         N00024-96-FR-54552
                                                         Modification P00146
                                                         Page 4 of 7

       ITEM                    ESTIMATED         COM           FIXED FEE        AMOUNT     CATEGORY
       SUB-TOTAL               9,346,395         5,560          654,245        10,006,200

       0012AA                    760,704           462           53,234           814,400  O&MN
       0012AB                  1,358,597           817           95,086         1,454,500  RDT&E
       0012AC                     94,531            57            6,616           101,204  FMS
       0012AD                  1,516,903           907          106,190         1,624,000  OPN
       0012AF                     14,945             9            1,046            16,000  FMS
       0012AG                     35,303            21            2,472            37,796  FMS
       0012AH                     18,681            11            1,308            20,000  FMS
       0012AJ                     18,681            11            1,308            20,000  FMS
       0012AK                     23,351            14            1,635            25,000  FMS
       0012AL                     84,064            50            5,886            90,000  FMS
       0012AM                     42,032            25            2,943            45,000  FMS
       0012AN                     42,032            25            2,943            45,000  FMS
       0012AP                     82,196            49            5,755            88,000  SPAWAR/OPN
       0012AQ                    240,053           144           16,803           257,000  DBOF
       0012AR                      4,670             3              327             5,000  OTHER
       0012AS                    102,695            67            7,188           109,950  OTHER/DBOF
                                --------         -----          -------         ---------
       SUB-TOTAL               4,439,438         2,672          310,740         4,752,850

       SUB-TOTAL
       TO DATE                13,785,833         8,232          964,985        14,759,050

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54552
                                                             Modification P00146
                                                             Page 5 of 7


       ITEM                 ESTIMATED          COM           FIXED FEE        AMOUNT       CATEGORY
       SUB
       TOTAL                 13,785,833         8,232          964,985         14,759,050

       0012AT                   112,087            67            7,846            120,000  FMS
       0012AU                   112,087            67            7,846            120,000  FMS
       0012AV                    51,373            31            3,596             55,000  FMS
       0012AW                    18,681            11            1,308             20,000  FMS
       0012AX                    46,703            28            3,269             50,000  FMS
       0012AY                    46,703            28            3,269             50,000  FMS
       0012AZ                    18,681            11            1,308             20,000  FMS
       0012BA                     4,670             3              327              5,000  FMS
       0012BB                   168,130           101           11,769            180,000  FMS
       0013AA                   233,520           145           16,335            250,000  OPN
                                -------         -----           ------            -------
       TOTAL                    812,635           492           56,873            870,000

       0017AA                 1,071,486           693           75,046          1,147,225  RDT&E
       0017AC                   369,859           241           25,900            396,000  O&MN
       0017AD                 1,499,061           962          104,977          1,605,000  OPN
       0017AE                 1,821,483         1,171          127,546          1,950,200  SCN
       0017AF                    46,700            31            3,269             50,000  OTHER
       0017AG                   405,517           260           28,403            434,180  DBOF
       0017AH                    36,613            23            2,564             39,200  FMS
       0017AJ                   152,241           100           10,659            163,000  WPN
       0017AK                    56,039            36            3,925             60,000  APN
       0017AL                    70,050            47            4,903             75,000  O&MN
                              ---------         -----          -------          ---------
       TOTAL                  5,529,049         3,564          387,192          5,919,805

       0022AA                   819,101           524           57,375            877,000  RDT&E
       0022AB                         0             0                0                  0  FMS
       0022AC                   348,375           223           24,402            373,000  O&MN
       0022AD                   962,000           616           67,384          1,030,000  OPN
       0022AE                    93,398            60            6,542            100,000  SCN
       0022AF                         0             0                0                  0  DBOF
       0022AG                    34,557            22            2,421             37,000  WPN
       0022AH                         0             0                0                  0  APN
                              ---------         -----          -------          ---------
       TOTAL                  2,257,431         1,445          158,124          2,417,000

       SUB-TOTAL
       TO DATE               22,384,948        13,733        1,567,174         23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54552
                                                             Modification P00146
                                                             Page 6 of 7


      ITEM                    ESTIMATED         COM          FIXED FEE        AMOUNT      CATEGORY
      SUB
      TOTAL                   22,384,948       13,733        1,567,174        23,965,855

      0023AA                     513,221          330           35,949           549,500  RDT&E
      0023AB                     322,224          206           22,570           345,000  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  835,445          536           58,519           894,500

      0024AA                           0            0                0                 0  RDT&E
      0024AB                      37,359           24            2,617            40,000  O&MN
      0024AC                     803,225          514           56,261           860,000  SCN
      0024AD                      46,699           30            3,271            50,000  FMS
                                 -------          ---           ------           -------
      SUB-TOTAL                  887,283          568           62,149           950,000

      0025AA                     205,476          132           14,392           220,000  RDT&E
      0025AB                           0            0                0                 0  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  205,476          132           14,392           220,000

      0026AA                     216,682          139           15,179           232,000  RDT&E
      0026AB                     359,527          285           25,188           385,000  SCN
      0026AC                      91,997           59            6,444            98,500  OPN
      0026AD                     800,423          512           56,065           857,000  O&MN
      0026AE                      18,680           12            1,308            20,000  FMS
      0026AF                      18,680           12            1,308            20,000  OTHER
      0026AG                      58,374           37            4,089            62,500  DBOF
      0026AH                       9,340            6              654            10,000  DOD-R&D
                               ---------        -----          -------         ---------
      SUB-TOTAL                1,573,703        1,062          110,235         1,685,000

      0027                       555,272        4,395           38,869           598,536
                                 -------        -----           ------           -------
      SUB-TOTAL                  555,272        4,395           38,869           598,536

      0028AA                   1,008,699          646           70,655         1,080,000  O&MN
      0028AB                   1,418,716          909           99,375         1,519,000  RDT&E,N
      0028AC                     798,552          513           55,935           855,000  SCN
      0028AD                   1,428,991          916          100,093         1,530,000  OPN
      0028AE                           0            0                0                 0  WPN
      0028AF                           0            0                0                 0  APN
      0028AG                           0            0                0                 0  FMS
      0028AH                           0            0                0                 0  DBOF
      0028AJ                           0            0                0                 0  OTHER
                               ---------        -----          -------         ---------
      SUB-TOTAL                4,654,958        2,984          326,058         4,984,000

      SUB-TOTAL
      TO DATE                 31,097,085       23,410        2,177,396        33,297,891

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54552
                                                             Modification P00146
                                                             Page 7 of 7


      ITEM                     ESTIMATED         COM           FIXED FEE        AMOUNT      CATEGORY
      SUB
      TOTAL                   31,097,085        23,410        2,177,396         33,297,891

      0029AA                     517,144           332           36,224            553,700  O&MN
      0029AB                     630,435           405           44,160            675,000  RDT&E,N
      0029AC                     999,360           641           69,999          1,070,000  SCN
      0029AD                      65,379            42            4,579             70,000  OPN
      0029AE                           0             0                0                  0  WPN
      0029AF                           0             0                0                  0  APN
      0029AG                           0             0                0                  0  FMS
      0029AH                           0             0                0                  0  DBOF
      0029AJ                           0             0                0                  0  OTHER
      0029AK                      37,359            24            2,617             40,000  DOD (R&D)
                               ---------         -----          -------          ---------
      TOTAL                    2,249,677         1,444          157,579          2,408,700

      0030AA                     857,396           548           60,055            917,999  O&MN
      0030AB                     812,003           521           56,876            869,400  RDT&E,N
      0030AC                     186,796           120           13,084            200,000  SCN
      0030AD                           0             0                0                  0  OPN
      0030AE                           0             0                0                  0  WPN
      0030AF                           0             0                0                  0  APN
      0030AG                           0             0                0                  0  FMS
      0030AH                           0             0                0                  0  DBOF
      0030AJ                           0             0                0                  0  OTHER
                               ---------         -----          -------          ---------
      TOTAL                    1,856,195         1,189          130,015          1,987,399

      SUB-TOTAL
      TO DATE                 35,202,957        26,043        2,464,990         37,693,990


B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN            3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N000249OC5208              P00146
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
           DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
           NUMBER                ACRN


- -----------------------------------------------------------------------------

C         N0002489PD77501               0030      AC
               (LHD 4)
C         N0002491PD77007               0030      AC
               (LHD 5)
C         N0002494PD77027               0030      AC
               (LHD 6)
- -----------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54552
           TI 96-X16
- ------------------------------------------------------------------------------------------------------------

15.                                                                                                      16.
- ---------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                 CLASS  ------------                        -----------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA    PROJ. UNIT MCC  PDLI&S
- ---------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
EN   1791611         8386     000      WB      WCL   0    068342  2D  000000  21808 429  0140    $25,000.00

EP   1711611         8386     000      WB      WCL   0    068342  2D  000000  21879 429  0010   $100,000.00

HM   1741611         8386     000      WB      WCL   0    068342  2D  000000  22202 4SE  001H    $75,000.00

        FY 89 EXT - Funds cited are authorized in accordance with PL 100-463.
        FY 91 EXT - Funds cited are authorized in accordance with PL 100-511.

         THIS DOCUMENT CONVEYS AUTHORITY TO OBLIGATE $0.00 DOLLARS WITHIN THE
         FY89, FY91 AND FY 94 CSS FUNDING LIMITATION.

        LHD 4 0WLD 5/96  LHD 5 OWLD 10/98  LDH 6 OWLD 10/99
- ------------------------------------------------------------------------------------------------------------

PREPARED BY: SUE McILWAIN, SEA-01232                                                TOTAL       $200,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER              18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  12/22/95        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          02/20/96

/S/ CDR M. ROSS, USN, SEA 91K1                                             /S/ V.F. JEFFERSON
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)

- -------------------------------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                              1. CONTRACT ID CODE        PAGE OF PAGES
                                                                                         U                    1       7
- ------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.   5. PROJECT NO.
         P00147                     SEE BLK 16C.          N00024-96-FR-54553                6-03KF-54553
- ------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY              CODE   N00024     7. ADMINISTERED BY (If other than Item 6)                      CODE     S3305A

NAVAL SEA SYSTEMS COMMAND                                      DCMAO BUFFALO
2531 JEFFERSON DAVIS HIGHWAY                                   1103 FEDERAL BUILDING
ARLINGTON VA 22242-5160                                        111 W. HURON STREET
BUYER/SYMBOL:   LINDA DABNEY/SEA 0251D                         BUFFALO, NY 14202
PHONE: Area Code (703) 602-8106 Ext. 517
- ------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, State and ZIP Code)         |(X)| 9A. AMENDMENT OF SOLICITATION NO.
                                                                            |   | ---------------------------------------
CEC NO: 789995610                                                           |   | 9B.  DATED (SEE ITEM 11)
                                                                            |   |
COMPTEK FEDERAL SYSTEMS, INC.                                               |   | ---------------------------------------
2732 TRANSIT ROAD                                                           | X | 10A. MODIFICATION OF CONTRACT/ORDER NO.
BUFFALO, NY 14224-2523                                                      |   |      N00024-90-C-5208
                                                                            |   | ---------------------------------------
TIN NO: 16-1411419                                                          |   | 10B.  DATED (SEE ITEM 13)
- ----------------------------------------------------------------------------|   |        30 March 1990
CODE OTTJ6                            |             FACILITY CODE           |   |
- ------------------------------------------------------------------------------------------------------------------------
         11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS
- ------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers ___ is extended, ___ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
- ------------------------------------------------------------------------------------------------------------------------
12.      ACCOUNTING AND APPROPRIATION DATA (If required)
         SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS
- ------------------------------------------------------------------------------------------------------------------------
                            13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES
                                  THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
- ------------------------------------------------------------------------------------------------------------------------
         | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
         |       CONTRACT ORDER NO. IN ITEM 10A.
- ------------------------------------------------------------------------------------------------------------------------
         | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
         |ADMINISTRATIVE CHANGES (such as changes in paying office,
         |appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
         |AUTHORITY OF FAR 43.103(b).
- ------------------------------------------------------------------------------------------------------------------------
         | C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         |
- ------------------------------------------------------------------------------------------------------------------------
         | D.   OTHER (Specify type of modification and authority)
 x       |      UNILATERAL MODIFICATION PURSUANT TO H-12, ALLOTMENT OF FUNDS CLAUSE
- ------------------------------------------------------------------------------------------------------------------------
E.       IMPORTANT: Contractor [X] is not, [  ] is required to sign this document and return __ copies to the issuing office.
- ------------------------------------------------------------------------------------------------------------------------
14.      DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

                                 SEE THE ATTACHED.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
- ------------------------------------------------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)       |       16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     |              KIMBERLEY A. BEESON - LDCR,SC,USN
                                                     |              CONTRACTING OFFICER
- --------------------------------------------------------------- --------------------------------------------------------
15B.  CONTRACTOR/OFFEROR    15C.  DATE SIGNED    |         By /s/ KIMBERLEY A. BEESON     |        16C.  DATE SIGNED
                                                 |                                        |
- ----------------------------------------------------------------------------------------- |
(Signature of person authorized to sign)               (Signature of Contracting officer) |              02/27/96
- ------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                            30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                  Prescribed by GSA
                                                                                           FAR (48 CFR) 53.243
- ------------------------------------------------------------------------------------------------------------------------

                                                          N00024-90-C-5208
                                                          N00024-96-FR-54553
                                                          Modification P00147
                                                          Page 2 of 7

A. The purpose of this modification is to provide additional funds under CLIN 0030 in the amount of $30,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follows:

1. In accordance with Clause H-12 ALLOTMENT OF FUNDS FOR ITEMS 0001, 0003, 0005, 0007, 0011, 0012, 0013, 0017, 0022, 0023, 0024, 0025, 0026, 0027, 0028, 0029,
and 0030 of the attached accounting data sheet, funding under this contract is increased by $30,000.00 apportioned as follows:

                      EST                     FIXED
       ITEM           COST          COM        FEE           TOTAL
       ----           ----          ---        ---           -----
       0030AC         28,019        18        1,963          30,000


               REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                         N00024-90-C-5208
                                                         N00024-96-FR-54553
                                                         Modification P00147
                                                         Page 3 of 7

2. Accordingly the amount funded to date is increased by $30,000.00 from $37,693,990.00 to a new total of $37,723,990 apportioned as follows:

                                 EST
       ITEM                      COST           COM           FIXED FEE           TOTAL    CATEGORY
       ----                      ----           ---           ---------           -----    --------
       0001AA                  1,284,239        763            89,898           1,374,900  RDT&E,N
       0001AB                     84,066         50             5,884              90,000  FMS
       0001AC                    611,810        365            42,825             655,000  O&MN
       0001AD                    672,523        401            47,076             720,000  OPN
       0001AE                    186,812        111            13,077             200,000  SCN
       0001AH                    233,514        141            16,345             250,000  OTHER AGENCY
       0004AC                     46,703         28             3,269              50,000  SCN
       0005AA                     46,703         28             3,269              50,000  RDT&E
       0005AB                    802,358        477            56,165             859,000  SCN
       0005AD                    513,733        306            35,961             550,000  OTHER AGENCY
       0007AA                    842,803        500            58,997             902,300  RDT&E
       0007AB                    119,558         73             8,369             128,000  FMS
       0007AC                    520,272        309            36,419             557,000  O&MN
       0007AD                    817,303        486            57,211             875,000  OPN
       0007AE                    910,710        540            63,750             975,000  O&MN
       0007AF                    382,965        228            26,807             410,000  DBOF
       0007AG                     56,044         33             3,923              60,000  NAVAIR RDT&E
       0007AH                    289,559        172            20,269             310,000  SPAWAR OPN
       0007AJ                     46,703         28             3,269              50,000  NAVAIR NG
       0007AK                    373,624        222            26,154             400,000  NAVAIR FMS
       THRU
       0007AS
       0011AB                    168,131        100            11,769             180,000  SCN
       0011AD                    177,472        105            12,423             190,000  SPAWAR RDT&E
       0011AE                    158,790         94            11,116             170,000  SCN
                               ---------      -----           -------          ----------
       SUB TOTAL               9,346,395      5,560           654,245          10,006,200
       TO DATE

                                                            N00024-90-C-5208
                                                            N00024-96-FR-54553
                                                            Modification P00147
                                                            Page 4 of 7

       ITEM                    ESTIMATED         COM           FIXED FEE        AMOUNT     CATEGORY
       SUB-TOTAL               9,346,395         5,560          654,245        10,006,200

       0012AA                    760,704           462           53,234           814,400  O&MN
       0012AB                  1,358,597           817           95,086         1,454,500  RDT&E
       0012AC                     94,531            57            6,616           101,204  FMS
       0012AD                  1,516,903           907          106,190         1,624,000  OPN
       0012AF                     14,945             9            1,046            16,000  FMS
       0012AG                     35,303            21            2,472            37,796  FMS
       0012AH                     18,681            11            1,308            20,000  FMS
       0012AJ                     18,681            11            1,308            20,000  FMS
       0012AK                     23,351            14            1,635            25,000  FMS
       0012AL                     84,064            50            5,886            90,000  FMS
       0012AM                     42,032            25            2,943            45,000  FMS
       0012AN                     42,032            25            2,943            45,000  FMS
       0012AP                     82,196            49            5,755            88,000  SPAWAR/OPN
       0012AQ                    240,053           144           16,803           257,000  DBOF
       0012AR                      4,670             3              327             5,000  OTHER
       0012AS                    102,695            67            7,188           109,950  OTHER/DBOF
                               ---------         -----          -------         ---------
       SUB-TOTAL               4,439,438         2,672          310,740         4,752,850

       SUB-TOTAL
       TO DATE                13,785,833         8,232          964,985        14,759,050

                                                           N00024-90-C-5208
                                                           N00024-96-FR-54553
                                                           Modification P00147
                                                           Page 5 of 7


       ITEM                  ESTIMATED           COM          FIXED FEE          AMOUNT    CATEGORY
       SUB
       TOTAL                 13,785,833         8,232          964,985         14,759,050

       0012AT                   112,087            67            7,846            120,000  FMS
       0012AU                   112,087            67            7,846            120,000  FMS
       0012AV                    51,373            31            3,596             55,000  FMS
       0012AW                    18,681            11            1,308             20,000  FMS
       0012AX                    46,703            28            3,269             50,000  FMS
       0012AY                    46,703            28            3,269             50,000  FMS
       0012AZ                    18,681            11            1,308             20,000  FMS
       0012BA                     4,670             3              327              5,000  FMS
       0012BB                   168,130           101           11,769            180,000  FMS
       0013AA                   233,520           145           16,335            250,000  OPN
                                -------         -----           ------            -------
       TOTAL                    812,635           492           56,873            870,000

       0017AA                 1,071,486           693           75,046          1,147,225  RDT&E
       0017AC                   369,859           241           25,900            396,000  O&MN
       0017AD                 1,499,061           962          104,977          1,605,000  OPN
       0017AE                 1,821,483         1,171          127,546          1,950,200  SCN
       0017AF                    46,700            31            3,269             50,000  OTHER
       0017AG                   405,517           260           28,403            434,180  DBOF
       0017AH                    36,613            23            2,564             39,200  FMS
       0017AJ                   152,241           100           10,659            163,000  WPN
       0017AK                    56,039            36            3,925             60,000  APN
       0017AL                    70,050            47            4,903             75,000  O&MN
                              ---------         -----          -------          ---------
       TOTAL                  5,529,049         3,564          387,192          5,919,805

       0022AA                   819,101           524           57,375            877,000  RDT&E
       0022AB                         0             0                0                  0  FMS
       0022AC                   348,375           223           24,402            373,000  O&MN
       0022AD                   962,000           616           67,384          1,030,000  OPN
       0022AE                    93,398            60            6,542            100,000  SCN
       0022AF                         0             0                0                  0  DBOF
       0022AG                    34,557            22            2,421             37,000  WPN
       0022AH                         0             0                0                  0  APN
                              ---------         -----          -------          ---------
       TOTAL                  2,257,431          1445          158,124          2,417,000

       SUB-TOTAL
       TO DATE               22,384,948        13,733        1,567,174         23,965,855

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54553
                                                             Modification P00147
                                                             Page 6 of 7


      ITEM                    ESTIMATED         COM          FIXED FEE        AMOUNT      CATEGORY
      SUB
      TOTAL                   22,384,948       13,733        1,567,174        23,965,855

      0023AA                     513,221          330           35,949           549,500  RDT&E
      0023AB                     322,224          206           22,570           345,000  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  835,445          536           58,519           894,500

      0024AA                           0            0                0                 0  RDT&E
      0024AB                      37,359           24            2,617            40,000  O&MN
      0024AC                     803,225          514           56,261           860,000  SCN
      0024AD                      46,699           30            3,271            50,000  FMS
                                 -------          ---           ------           -------
      SUB-TOTAL                  887,283          568           62,149           950,000

      0025AA                     205,476          132           14,392           220,000  RDT&E
      0025AB                           0            0                0                 0  O&MN
                                 -------          ---           ------           -------
      SUB-TOTAL                  205,476          132           14,392           220,000

      0026AA                     216,682          139           15,179           232,000  RDT&E
      0026AB                     359,527          285           25,188           385,000  SCN
      0026AC                      91,997           59            6,444            98,500  OPN
      0026AD                     800,423          512           56,065           857,000  O&MN
      0026AE                      18,680           12            1,308            20,000  FMS
      0026AF                      18,680           12            1,308            20,000  OTHER
      0026AG                      58,374           37            4,089            62,500  DBOF
      0026AH                       9,340            6              654            10,000  DOD-R&D
                               ---------        -----          -------         ---------
      SUB-TOTAL                1,573,703        1,062          110,235         1,685,000

      0027                       555,272        4,395           38,869           598,536
                                 -------        -----           ------           -------
      SUB-TOTAL                  555,272        4,395           38,869           598,536

      0028AA                   1,008,699          646           70,655         1,080,000  O&MN
      0028AB                   1,418,716          909           99,375         1,519,000  RDT&E,N
      0028AC                     798,552          513           55,935           855,000  SCN
      0028AD                   1,428,991          916          100,093         1,530,000  OPN
      0028AE                           0            0                0                 0  WPN
      0028AF                           0            0                0                 0  APN
      0028AG                           0            0                0                 0  FMS
      0028AH                           0            0                0                 0  DBOF
      0028AJ                           0            0                0                 0  OTHER
                               ---------         ----          -------         ---------
      SUB-TOTAL                4,654,958         2984          326,058         4,984,000

      SUB-TOTAL
      TO DATE                 31,097,085       23,410        2,177,396        33,297,891

                                                             N00024-90-C-5208
                                                             N00024-96-FR-54553
                                                             Modification P00147
                                                             Page 7 of 7

      ITEM              ESTIMATED         COM           FIXED FEE        AMOUNT             CATEGORY
      SUB
      TOTAL                   31,097,085        23,410        2,177,396         33,297,891

      0029AA                     517,144           332           36,224            553,700  O&MN
      0029AB                     630,435           405           44,160            675,000  RDT&E,N
      0029AC                     999,360           641           69,999          1,070,000  SCN
      0029AD                      65,379            42            4,579             70,000  OPN
      0029AE                           0             0                0                  0  WPN
      0029AF                           0             0                0                  0  APN
      0029AG                           0             0                0                  0  FMS
      0029AH                           0             0                0                  0  DBOF
      0029AJ                           0             0                0                  0  OTHER
      0029AK                      37,359            24            2,617             40,000  DOD (R&D)
                               ---------         -----          -------          ---------
      TOTAL                    2,249,677         1,444          157,579          2,408,700

      0030AA                     857,396           548           60,055            917,999  O&MN
      0030AB                     812,003           521           56,876            869,400  RDT&E,N
      0030AC                     214,815           138           15,047            230,000  SCN
      0030AD                           0             0                0                  0  OPN
      0030AE                           0             0                0                  0  WPN
      0030AF                           0             0                0                  0  APN
      0030AG                           0             0                0                  0  FMS
      0030AH                           0             0                0                  0  DBOF
      0030AJ                           0             0                0                  0  OTHER
                               ---------         -----          -------          ---------
      TOTAL                    1,884,214         1,207          131,978          2,017,399

      SUB-TOTAL
      TO DATE                 35,230,976        26,061        2,466,953         37,723,990


3. Under SECTION F - PERIOD OF PERFORMANCE, modify to read as follows: Extend the period of performance from 28 February 1996 to 30 April 1996.

B. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.




- ---------------------------------------------------------------------------

                         FINANCIAL ACCOUNTING DATA SHEET
- ---------------------------------------------------------------------------

1. DOCUMENT NUMBER (PIIN)   2. SUPPL PIIN      3. DATE EFFECTIVE
                                                     YR.    MO.    DA.

    N000249OC5208              P00147
- ----------------------------------------------------------------------------
8.       9.                      10.      11.       12.       13.    14.

           REFERENCE
A C        DOCUMENT               REF      CLIN      SLIN       QTY    UNIT
C 0        NUMBER                ACRN
T D
  E
- -----------------------------------------------------------------------------

C         N0002491PD83082                  0030       AC


- -----------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------

                                   FINANCIAL ACCOUNTING DATA SHEET -- Continued
- ------------------------------------------------------------------------------------------------------------

         4. PROCUREMENT REQUEST NO.        5. PAYING OFC         6. TYPE OF MOD.            7. TAC
           N0002496FR54553
           TI-96-X18
- ------------------------------------------------------------------------------------------------------------

15.                                      ACCOUNTING DATA                                                 16.
- ---------------------------------------------------------------------------------------------------
A.    B.              C.      D. OBJ   E. BCN        F.    G.   H.   I.     J.     COST CODE
                                 CLASS  ------------                        -----------------------   AMOUNT
ACRN APPROPRIATION    SUBHEAD          PARM    RM     SA   AAA   TT   PAA    PROJ. UNIT MCC  PDLI&S
- ---------------------------------------------------------------------------------------------------
                                    K.                     OTHER THAN NAVY ACCOUNTING DATA
- ------------------------------------------------------------------------------------------------------------
KK   1701611         8598     000      X4      WEH   0    068342  2D  000000  21907 543  0010    $30,000.00

         THIS DOCUMENT CONVEYS AUTHORITY TO OBLIGATE -0- DOLLARS WITHIN THE FY 90 CAAS FUNDING LIMITATION.
         FY 90 EXTENDED FUNDS ARE AUTHORIZED IAW PL 101-165

        0WLD:     AOE 8 (21907) - 31 AUG 96
- ------------------------------------------------------------------------------------------------------------

PREPARED BY: SUE McILWAIN, SEA-01232                                                TOTAL        $30,000.00
- ------------------------------------------------------------------------------------------------------------

17. FINANCIAL MANAGER                               18. COMPTROLLER CLEARANCE
- ------------------------------------------------------------------------------------------------------------
SIGNATURE           DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE           DATE
                  01/29/96        IN AMOUNTS SHOWN IN COLUMN 16 ABOVE                          02/20/96

/S/ LIZ PERRILL,  SEA 9lWl                                                 /S/ V.F. JEFFERSON
                                                                           BY DIRECTION OF
                                                                           CAPT.  M.C. FOOTE
                                                                           DEPUTY COMMANDER/COMPTROLLER
- ------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV. 7-90) (Supersedes NAVMAT 7300/10)